PROSPECTUS

                                   INCOME FUNDS
August 1, 2001                     Pilgrim GNMA Income
                                   Pilgrim National Tax-Exempt Bond
CLASSES A, B, C, M and T           Pilgrim Intermediate Bond
                                   Pilgrim Strategic Income
                                   Pilgrim High Yield
                                   Pilgrim High Yield II
                                   Pilgrim High Yield Bond
                                   Pilgrim Money Market
                                   ING Pilgrim Money Market

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN THE PILGRIM FUNDS. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT: IS NOT A BANK DEPOSIT, IS NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE FUNDS WILL ACHIEVE THEIR OBJECTIVES. AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO] ING PILGRIM

                                                                   WHAT'S INSIDE
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OBJECTIVE [GRAPHIC]

INVESTMENT STRATEGY [GRAPHIC]

RISKS [GRAPHIC]

These pages contain a description of each of our Funds included in this prospectus, including each Fund's objective, investment strategy and risks.

HOW THE FUND HAS PERFORMED [GRAPHIC]

You'll also find:

How the Fund has performed. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).

What you pay to invest. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

An Introduction to the
Pilgrim Funds                                                                  1
Funds At A Glance                                                              2

INCOME FUNDS
Pilgrim GNMA Income                                                            4
Pilgrim National Tax-Exempt Bond                                               6
Pilgrim Intermediate Bond                                                      8
Pilgrim Strategic Income                                                      10
Pilgrim High Yield                                                            12
Pilgrim High Yield II                                                         14
Pilgrim High Yield Bond                                                       16
Pilgrim Money Market                                                          18
ING Pilgrim Money Market                                                      20

What You Pay To Invest                                                        22
Shareholder Guide                                                             26
Management of the Funds                                                       33
Dividends, Distributions and Taxes                                            35
More Information About Risks                                                  36
Financial Highlights                                                          40
Where To Go For More Information                                      Back cover

                                                             INTRODUCTION TO THE
                                                             PILGRIM FUNDS
--------------------------------------------------------------------------------

Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information ("SAI") for a complete list of the risks and strategies.

[GRAPHIC]

If you have any questions about the Pilgrim Funds, please call your financial consultant or us at 1-800-992-0180.

This prospectus is designed to help you make informed decisions about your investments.

INCOME FUNDS

ING Pilgrim offers both aggressive and conservative Income Funds.

They may suit you if you:

     *    want a regular stream of income.

Income Funds other than the Money Market Funds may suit you if you:

     *    want greater growth potential than a money market fund.
     *    are willing to accept more risk than a money market fund.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

------
Funds
At A
Glance
------


This table is a summary of the objectives, main investments and risks of each Pilgrim Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objectives, strategies and risks, which begin on page 4.

          FUND                                                INVESTMENT OBJECTIVE
          ----                                                --------------------
Income    GNMA Income Fund                                    High current income, consistent with liquidity and
Funds     Adviser: ING Pilgrim Investments, LLC               safety of principal

          National Tax-Exempt Bond Fund                       High current income that is exempt from federal income taxes,
          Adviser: ING Pilgrim Investments, LLC               consistent with the preservation of capital
          Sub-Adviser: Furman Selz Capital Management LLC

          Intermediate Bond Fund                              High current income, consistent with the preservation of
          Adviser: ING Pilgrim Investments, LLC               capital and liquidity
          Sub-Adviser: ING Investment Management LLC

          Strategic Income Fund                               Maximum total return
          Adviser: ING Pilgrim Investments, LLC

          High Yield Fund                                     High current income, with capital appreciation as a
          Adviser: ING Pilgrim Investments, LLC               secondary objective

          High Yield Fund II                                  High level of current income and capital growth
          Adviser: ING Pilgrim Investments, LLC

          High Yield Bond Fund                                A high level of current income and total return
          Adviser: ING Pilgrim Investments, LLC
          Sub-Adviser: ING Investment Management LLC

          Pilgrim Money Market Fund                           High current income, consistent with the preservation of
          Adviser: ING Pilgrim Investments, LLC               capital and liquidity

          ING Pilgrim Money Market Fund                       High current Income, consistent with the preservation of
          Adviser: ING Pilgrim Investments, LLC               capital and liquidity
          Sub-Adviser: ING Investment Management LLC

MAIN INVESTMENTS                                       MAIN RISKS
----------------                                       ----------
Mortgage-backed GNMA Certificates that are             Credit, interest rate, prepayment and other risks
guaranteed as to the timely payment of principal       that accompany an investment in government bonds
and interest by the U.S. Government and certain of     and mortgage related investments. Generally has
its agencies or instrumentalities.                     less credit risk than other income funds.

Investment grade debt securities of municipal          Credit, interest rate, prepayment and other risks
issuers, the interest from which is exempt from        that accompany an investment in investment grade
federal income taxes.                                  debt securities of municipal issuers.

Investment grade debt securities with a minimum        Credit, interest rate, prepayment and other risks
average portfolio quality being investment grade,      that accompany an investment in fixed income
and dollar weighted average maturity generally         securities. May be sensitive to credit risk during
ranging between three and ten years.                   economic downturns.

Investment grade and high yield (high risk) debt       Credit, interest rate, prepayment and other risks
securities.                                            that accompany an investment in debt securities,
                                                       including high yield debt securities. May be
                                                       sensitive to credit risk during economic
                                                       downturns.

High yield (high risk) debt securities.                Credit, interest rate and other risks that
                                                       accompany an investment in lower-quality debt
                                                       securities. Particularly sensitive to credit risk
                                                       during economic downturns.

High yield (high risk) debt securities, including      Credit, liquidity, interest rate and other risks
those in the lowest ratings, as well as equities       that accompany an investment in lower-quality debt
and foreign securities.                                securities. Particularly sensitive to credit risk
                                                       during economic downturns. May also present price
                                                       volatility from equity exposure and foreign
                                                       securities. May be sensitive to currency exchange
                                                       rates, international political and economic
                                                       conditions, and other risks.

A diversified portfolio of high yield (high risk)      Credit, interest rate, prepayment and other risks
debt securities that are unrated or rated below        that accompany an investment in lower quality debt
investment grade.                                      securities. Particulary sensitive to credit risk
                                                       during economic downturns.

Short-term high quality debt securities.               Credit, interest rate and other risks that
                                                       accompany an investment in short-term debt
                                                       securities.

High quality, U.S. dollar-denominated short-term       Credit, interest rate and other risks that
debt securities.                                       accompany an investment in U.S. dollar-denominated
                                                       short-term debt securities.

------
Income
Funds
------

                                                    Adviser
PILGRIM GNMA INCOME FUND                            ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund's investment objective is to seek a high level of current income, consistent with liquidity and safety of principal, through investment primarily in Government National Mortgage Association (GNMA) mortgage-backed securities (also known as "GNMA Certificates") that are guaranteed as to the timely payment of principal and interest by the United States Government.

INVESTMENT STRATEGY [GRAPHIC]

Under normal conditions, the Fund will invest at least 80% of the value of its total assets in GNMA Certificates. The remaining assets of the Fund will be invested in other securities issued or guaranteed by the U.S. Government, including U.S. Treasury securities and securities issued by the following agencies and instrumentalities of the U.S. Government: the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). The Fund may invest in debt securities of any maturity, although the portfolio manager expects to invest in long-term debt instruments.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Prepayment Risk -- through investment in GNMA securities and other mortgage-related securities, the Fund may expose you to certain risks which may cause you to lose money. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of GNMA securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, the Fund's yields will decline correspondingly.

Changes in Interest Rates -- the value of the Fund's investments may fall when interest rates rise. This Fund may be particularly sensitive to interest rates because it primarily invests in U.S. Government securities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund is subject to less credit risk than the other income funds because it principally invests in debt securities issued or guaranteed by the U.S. Government, its agencies and government sponsored enterprises.

Although FNMA and FHLMC are government-sponsored enterprises, their securities are not backed by the full faith and credit of the U.S. Government. Consequently, there are somewhat greater credit risks involved with investing in securities issued by those entities than in securities backed by the full faith and credit of the U.S. Government.

Other mortgage-related securities also are subject to credit risk associated with the underlying mortgage properties. These securities may be more volatile and less liquid than more traditional debt securities.

Please refer to the SAI for a complete description of GNMA Certificates and Modified Pass Through GNMA Certificates. The Fund intends to use the proceeds from principal payments to purchase additional GNMA Certificates or other U.S. Government guaranteed securities.

4    Pilgrim GNMA Income Fund

                                                        PILGRIM GNMA INCOME FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 15.75    5.19    8.06   -2.07   15.91    5.71   10.20    7.52    0.58   10.36

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to July 26, 2000, served as the adviser to the Fund, and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares.

Best and worst quarterly performance during this period:

3rd quarter 1991: up 5.85%

1st quarter 1994: down 2.42%

The Fund's year-to-date total return as of June 30, 2001 was up 4.72%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Mortgage-Backed Securities Index.

Average Annual Total Returns(3)

                                         Lehman Brothers
                            Class        Mortgage-Backed
                             A(4)      Securities Index(5)
                            -----      -------------------
One year, ended
December 31, 2000     %      5.12             11.16

Five years, ended
December 31, 2000     %      5.76              6.91

Ten years, ended
December 31, 2000     %      7.06              7.82

----------
(3) This table shows the performance of the Class A shares of the Fund. Class B and Class C did not have a full year's performance as of December 31, 2000. Class M and Class T commenced operations after December 31, 2000.
(4)  Reflects deduction of sales charge of 4.75%.
(5) The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index comprised of 520 mortgage backed securities with an average yield of 7.58%. The average coupon of the index is 6.85%.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   Pilgrim GNMA Income Fund    5

------
Income
Funds
------
                                              Adviser
                                              ING Pilgrim Investments, LLC
                                              Sub-Adviser
PILGRIM NATIONAL TAX-EXEMPT BOND FUND         Furman Selz Capital Management LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks to provide investors with a high level of current income that is exempt from federal income taxes, consistent with preservation of capital.

INVESTMENT STRATEGY [GRAPHIC]

The Fund normally invests at least 80% of its total assets in debt obligations issued by states, territories and possessions of the United States and the District of Columbia or their political subdivisions, agencies and instrumentalities, multi-state agencies or authorities the interest from which is, in the opinion of bond counsel of the issuer, exempt from federal income tax. The Fund will invest at least 80% of its total assets in securities the interest on which is not a preference item for purposes of the federal alternative minimum tax. The remainder of the Fund's assets may be invested in taxable debt securities when sufficient tax-exempt municipal obligations are not available for purchase. The taxable securities in which the Fund may invest include: U.S. Government securities, instruments of U.S. commercial banks or savings and loan institutions that have total assets of $1 billion or more as shown on the last published financial statements at the time of investment, and repurchase agreements involving any of such securities.

There are no restrictions on the average maturity of the Fund or, on the maturity of any single investment. Maturities may vary widely depending on the Sub-Adviser's assessment of interest rate trends and other economic or market factors. The Fund may purchase the following types of municipal obligations, but only if such securities, at the time of purchase, either have the requisite rating, or are of comparable quality if unrated: (i) municipal bonds rated investment grade (for example, rated at least BBB by Standard & Poor's Rating Group or Baa by Moody's Investor Services) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated; (ii) municipal notes receiving the highest rating by such a rating agency; and (iii) tax-exempt commerical paper receiving the highest rating by such a rating agency.

The Fund may invest in variable and floating rate obligations, may purchase securities on a "when-issued" basis, and reserves the right to engage in transactions involving standby commitments. The Fund may also purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the long-term bond or commercial paper ratings stated above. The Fund will not invest more than 15% of its net assets in illiquid securities. The Fund may engage in swap agreements.

Not more than 25% of the Fund's total assets will be invested in either (i) municipal obligations whose issuers are located in the same state or (ii) municipal obligations the interest on which is derived from revenues of similar type projects. The second restriction does not apply to municipal obligations in any of the following categories: public housing authorities; general obligations of states and localities; state and local housing finance authorities; or municipal utilities systems.

In choosing instruments for the Fund, the Sub-Adviser identifies interest rate trends and then sets a target duration and creates the portfolio around such target. The Sub-Adviser analyzes sectors of the municipal bond market to determine the appropriate weighting of such sectors. Individual issues that meet duration and sector criteria are selected on the basis of yield, quality and marketability.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- debt securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer.

Changes in Interest Rates -- the value of the Fund's investments may fall when interest rates rise. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Spread Risk -- the price of a fixed income security is generally determined by adding an interest rate spread to a benchmark interest rate, such as the U.S. Treasury rate. As the spread on a security widens (or increases), the price (or value) of the security falls.

Default Risk -- an issuer of a security may default on its obligation to pay principal and/or interest.

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. The Fund is subject to less credit risk than other income funds because it principally invests in debt securities issued or guaranteed by states, territories and possessions of the United States and the District of Columbia or their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities.

Prepayment Risk -- an issuer of a security may prepay principal earlier than scheduled, which could force the Fund to reinvest in lower yielding securities.

Risk of Municipal Obligations -- there could by economic, business or political developments which might affect all municipal obligations of a similar type. To the extent that a significant portion of the Fund's assets are invested in municipal obligations payable from revenue or similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so invested.

Risk of Variable and Floating Rate Obligations -- the absence of an active secondary market could make it difficult for the Fund to dispose of these obligations if the issuer of an obligation defaults on payment or during periods in which the Fund is not entitled to exercise its demand rights.

When-Issued Securities -- due to fluctuations in the value of securities purchased on a when-issued basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the Fund.

Standby Commitments -- these agreements involve the risk that the security will lose value prior to its delivery to the Fund. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security, in which case the Fund has lost the investment opportunity for the assets it had set aside to pay for the security and any gain in the security's price.

Risks of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

6    Pilgrim National Tax-Exempt Bond Fund

                                          PILGRIM NATIONAL TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                         12.76

----------
(1) This figure is for the year ended December 31, 2000. It does not reflect sales charges and would be lower if it did.

Best and worst quarterly performance during this period:

4th quarter 2000: up 4.88%

2nd quarter 2000: up 1.45%

The Fund's year-to-date total return as of June 30, 2001 was up 2.10%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Bros. Aggregate Bond Index.

Average Annual Total Returns

                                                     Lehman Bros.
                             Class   Class   Class     Aggregate
                              A(2)    B(3)    C(4)   Bond Index(5)
                             -----   -----   -----   -------------
One year, ended
December 31, 2000      %      7.44    6.91   10.88       11.63

Since inception(6)     %      4.28    4.41    7.93       10.19

----------
(2)  Reflects deduction of sales charge of 4.75%.
(3) Reflects deduction of deferred sales charge of 5% and 4%, respectively, for 1 year and since inception returns.
(4)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(5) The Lehman Bros. Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.
(6)  Classes A, B and C commenced operations on November 8, 1999.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                      Pilgrim National Tax-Exempt Bond Fund    7

------
Income
Funds
------

                                                   Adviser
                                                   ING Pilgrim Investments, LLC
                                                   Sub-Adviser
PILGRIM INTERMEDIATE BOND FUND                     ING Investment Management LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity.

INVESTMENT STRATEGY [GRAPHIC]

Under normal market conditions, the Fund will operate as a diversifed fund and invest at least 65% of its total assets in a portfolio of debt securities which, at the time of investment, are rated investment grade (for example, rated at least BBB by Standard & Poor's Rating Group or Baa by Moody's Investor Services) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated. Although the Fund may invest a portion of its assets in high yield (high risk) debt securities rated below investment grade, the Fund will seek to maintain a minimum average portfolio quality rating of at least investment grade. The dollar-weighted average maturity of the Fund will generally range between three and ten years.

The Fund may invest the remainder of its assets in: convertible securities and preferred stocks, U.S. Government securities, securities of foreign governments and supranational organizations, and high-quality money market instruments that the Sub-Adviser believes are appropriate in light of the Fund's investment objective; municipal bonds, notes and commercial paper; and debt securities of foreign issuers. The Fund may purchase structured debt obligations and may engage in dollar roll transactions and swap agreements. The Fund may also sell securities short and may use options and futures contracts involving securities, securities indices and interest rates. A portion of the Fund's assets may be invested in mortgage-backed securities and asset-backed debt securities.

In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined, five-step investment process which uses fundamental economic and market research to identify bond market sectors and individual securities expected to provided above-average returns. The five steps are:

* First, the Sub-Adviser examines the sensitivity to interest rate movements of the portfolio and of the specific holdings of the portfolio to position the Fund in a way that attempts to maximize return while minimizing volatility.

* Second, the Sub-Adviser reviews yields relative to maturity and risk of bonds to determine the risk/reward characteristics of bonds of different maturity classes.

* Third, the Sub-Adviser identifies sectors that offer attractive value relative to other sectors.

* Fourth, the Sub-Adviser selects securities within identified sectors that offer attractive value relative to other securities within their sectors.

* Finally, the Sub-Adviser seeks trading opportunities to take advantage of market inefficiencies to purchase bonds at prices below their calculated value.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- debt securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer.

Changes in Interest Rate -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Spread Risk -- the price of a fixed income security is generally determined by adding an interest rate spread to a benchmark interest rate, such as the U.S. Treasury rate. As the spread on a security widens (or increases), the price (or value) of the security falls.

Default Risk -- an issuer of a security may default on its obligation to pay principal and/or interest.

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

Prepayment Risk -- the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

Extension Risk -- slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

Risks of High Yield Bonds -- high yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. Certain high yield bonds, such as zero coupon, deferred interest and payment-in-kind bonds, are issued at deep discounts and may experience greater volatility in market value. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities, and this may have an adverse effect on the maket values of certain securities.

Risks of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

Risk of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political and economic conditions; a lack of adequate company information; differences in the way securities markets operate; less secure foreign banks, securities depositories or exchanges than those in the U.S.; and foreign controls on investment.

8    Pilgrim Intermediate Bond Fund

                                                  PILGRIM INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                 -0.94   11.59

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

Best and worst quarterly performance during this period:

4th quarter 2000: up 4.33%

2nd quarter 1999: down 1.85%

The Fund's year-to-date total return as of June 30, 2001 was up 8.81%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Bros. Aggregate Bond Index.

Average Annual Total Returns
                                                                  Lehman Bros.
                                                                 Aggregate Bond
                          Class A(2)   Class B(3)   Class C(4)      Index(5)
                          ----------   ----------   ----------      --------
One year ended
December 31, 2000     %     6.24          5.86         9.98           11.63

Since inception(6)    %     2.49          2.37         4.28            5.16

----------
(2)  Reflects deduction of sales charge of 4.75%.
(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.
(4)  Reflects deduction of a deferred sales charge of 1% for the 1 year return.
(5) The Lehman Bros. Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.
(6)  Classes A, B and C commenced operations on December 15, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            Pilgrim Intermediate Bond Fund     9

------
Income
Funds
------

                                                    Adviser
PILGRIM STRATEGIC INCOME FUND                       ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks maximum total return.

INVESTMENT STRATEGY [GRAPHIC]

Under normal conditions, the Fund invests at least 60% of its total assets in debt securities issued by U.S. and foreign corporations, U.S. and foreign governments, and their agencies and instrumentalities that are rated in one of the top four categories by a nationally recognized statistical rating agency, or of comparable quality if unrated. These securities include bonds, notes, mortgage-backed and asset-backed securities with rates that are fixed, variable or floating. The Fund may invest up to 40% of its total assets in high yield debt securities, commonly known as "junk bonds." There is no minimum credit rating for high yield debt securities in which the Fund may invest. The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Fund may invest in debt securities of any maturity; however, the average portfolio duration of the Fund will generally range from two to eight years. The Fund may invest up to 30% of its total assets in securities payable in foreign currencies. The Fund may invest up to 10% of its assets in other investment companies that invest in secured floating rate loans, including up to 5% of its assets in Pilgrim Prime Rate Trust, a closed-end investment company. The Fund may also use options, futures contracts and interest rate and currency swaps as hedging techniques. The Fund does not invest in interest-only or principal-only stripped mortgage-backed securities.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Changes in Interest Rates -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

Prepayment Risk -- the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

Inability to Sell Securities -- high yield securities may be less liquid than higher quality investments. A security in the lowest rating categories, that is unrated, or whose credit rating has been lowered may be particularly difficult to sell. Foreign securities and mortgage-related and asset-backed debt securities may be less liquid than other debt securities. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

Risks of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

Other Investment Companies -- because the Fund may invest in other investment companies, you may indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

10     Pilgrim Strategic Income Fund

                                                  PILGRIM STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                 -1.16    3.10

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2)  Prior to May 24, 1999, a different adviser managed the Fund.

Best and worst quarterly performance during this period:

1st quarter 2000: up 1.70%

2nd quarter 1999: down 1.23%

The Fund's year-to-date total return as of June 30, 2001 was up 0.41%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Bros. Aggregate Bond Index.

Average Annual Total Returns
                                                      Lehman Bros.
                             Class   Class   Class   Aggregate Bond
                              A(3)    B(4)    C(5)      Index(6)
                              ----    ----    ----      --------
One year, ended
December 31, 2000      %     -1.82   -2.12    1.72        11.63

Since inception(7)     %      0.23    0.79    1.87         6.16

----------
(3)  Reflects deduction of sales charge of 4.75%.
(4) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.
(5)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(6) The Lehman Bros. Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities
(7)  Classes A, B and C commenced operations on July 27, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            Pilgrim Strategic Income Fund     11

------
Income
Funds
------

                                                    Adviser
PILGRIM HIGH YIELD FUND                             ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks a high level of current income, with capital appreciation as a secondary objective.

INVESTMENT STRATEGY [GRAPHIC]

The Fund normally invests at least 65% of its assets in high yield debt securities, including preferred stock and convertible securities, that do not in the opinion of the Adviser involve undue risk relative to their expected return. High yield securities, which are commonly known as "junk bonds," are securities that are rated below investment grade, i.e., rated lower than Baa by Moody's Investors Service, Inc. or BBB by Standard and Poor's Rating Group ("S&P") or of comparable quality if not rated. Generally, the Fund will invest in securities rated lower than B by Moody's or S&P only when the Adviser believes the financial condition of the issuer or other available protections reduce the risk to the Fund or that there is greater value in the securities than is reflected in their prevailing market price. There is no minimum credit rating for high yield securities in which the Fund may invest. The Fund may invest in debt securities of any maturity. In selecting securities for the Fund, preservation of capital is a consideration.

The remainder of the Fund's assets may be invested in common stocks, investment grade preferred stocks, investment grade debt obligations of all types, U.S. Government securities, warrants, money market instruments (including repurchase agreements on U.S. Government securities), mortgage-related securities and participation interests and assignments in floating rate loans and notes. The Fund may also invest up to 10% of its assets in foreign debt securities of any rating. The Fund may invest in financial futures and related options to attempt to hedge risk, although the Fund has not invested in such instruments since ING Pilgrim Investments, LLC became the adviser in 1995 through the date of this prospectus.

In selecting equity securities, the portfolio managers use a "bottom-up" analysis that focuses on individual companies and assesses the company's valuation, financial condition, management, competitiveness, and other factors.

Differences Between the Fund and High Yield Fund II -- While both Funds invest primarily in high yield securities, the High Yield Fund normally emphasizes bonds with stronger credit ratings in the high yield bond universe. Thus, of the two Funds, High Yield Fund II normally presents the potential for higher income, but with potentially higher credit risk and volatility.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

The Fund is subject to risks associated with investing in lower rated debt securities. You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund may be subject to more credit risk than other income mutual funds because it invests in high yield (or "junk bond") debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns. The Fund is also subject to credit risk through its investment in floating rate loans.

Changes in Interest Rates -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Prepayment Risk -- the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

Inability to Sell Securities -- high yield securities may be less liquid than higher quality investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial. A security whose credit rating has been lowered may be particularly difficult to sell.

Risks of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

Price Volatility -- equity securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks, securities depositories or exchanges than those in the U.S., and foreign controls on investment.

12     Pilgrim High Yield Fund

                                                         PILGRIM HIGH YIELD FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 29.44   16.19   18.52   -1.55   17.71   15.76   14.98   -2.96   -1.14  -20.09

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

Best and worst quarterly performance during this period:

1st quarter 1991: up 14.83%

4th quarter 2000: down 12.31%

The Fund's year-to-date total return as of June 30, 2001 was down 0.01%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers High Yield Bond Index.

Average Annual Total Returns
                                                                 Lehman Bros.
                                                                  High Yield
                             Class    Class    Class    Class       Bond
                              A(2)     B(3)     C(4)     M(5)      Index(6)
                             -----    -----    -----    -----      --------
One year, ended
December 31, 2000      %    -23.82   -24.27   -21.27   -23.06       -5.86

Five years, ended
December 31, 2000      %     -0.55    -0.59      N/A    -0.76        4.28

Ten years, ended
December 31, 2000      %      7.22      N/A      N/A      N/A       11.17

Since inception of
Classes B and M(7)     %       N/A     0.43      N/A     0.17        4.83

Since inception of
Class C(8)             %       N/A      N/A   -14.60      N/A       -3.76

----------
(2)  Reflects deduction of sales charge of 4.75%.
(3) Reflects deduction of deferred sales charge of 5%, 2% and 1%, respectively for 1 year, 5 year and since inception returns.
(4)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(5)  Reflects deduction of sales charge of 3.25%.
(6) The Lehman Bros. High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities that are similar, but not identical, to those in the Fund's portfolio.
(7)  Classes B and M commenced operations on July 17, 1995.
(8)  Class C commenced operations on May 27, 1999.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  Pilgrim High Yield Fund     13

------
Income
Funds
------

                                                    Adviser
PILGRIM HIGH YIELD FUND II                          ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks a high level of current income and capital growth.

INVESTMENT STRATEGY [GRAPHIC]

Under normal conditions, the Fund invests at least 65% of its total assets in high yield, lower rated debt securities, which are commonly referred to as "junk bonds," and convertible securities rated below investment grade (i.e., lower than the four highest rating categories) by a nationally recognized statistical rating agency, or of comparable quality if unrated. There is no limit on either the portfolio maturity or the acceptable rating of securities bought by the Fund. Securities may bear rates that are fixed, variable or floating. The Fund may invest up to 35% of its total assets in equity securities of U.S. and foreign companies, including securities of companies in emerging markets. In selecting equity securities, the portfolio managers use a "bottom-up" analysis that focuses on individual companies and assesses the company's valuation, financial condition, management, competitiveness, and other factors.

The Fund is not restricted to investments in companies of any particular size, but currently intends to invest principally in companies with market capitalization above $100 million at the time of purchase. The Fund may also use options, futures contracts and interest rate and currency swaps as hedging techniques or to help seek the Fund's investment objectives.

Differences Between the Fund and High Yield Fund --

While both Funds invest primarily in high yield securities, the High Yield Fund normally emphasizes bonds with stronger credit ratings in the high yield bond universe. Thus, of the two Funds, High Yield Fund II normally presents the potential for higher income, but with potentially higher credit risk and volatility.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund may be subject to more credit risk than other income mutual funds because it invests in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns.

Changes in Interest Rates -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long term maturities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Prepayment Risk -- the Fund may invest in mortgage-related securities, which can be paid off early if the owners of the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

Inability to Sell Securities -- high yield securities may be less liquid than higher quality investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. A security in the lowest rating categories, that is unrated, or whose credit rating has been lowered may be particularly difficult to sell. Valuing less liquid securities involves greater exercise of judgment and may be more subjective than valuing securities using market quotes.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging markets countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Risk of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

Price Volatility -- equity securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer.

14     Pilgrim High Yield Fund II

                                                      PILGRIM HIGH YIELD FUND II
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                 21.05    4.17    6.12  -15.09

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to May 24, 1999 a different adviser managed the Fund. The figures shown for the years 1999 and 2000 provide performance for the Class A shares of the Fund. The figures shown for the years 1997 and 1998 provide performance for Institutional Class shares of the Fund, revised to reflect the higher expenses of Class A shares.

Best and worst quarterly performance during this period:

3rd quarter 1997: up 8.30%

4th quarter 2000: down 13.72%

The Fund's year-to-date total return as June 30, 2001 was up 1.44%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the First Boston High Yield Index.

Average Annual Total Returns(3)

                                                                        First
                                                                        Boston
                                                                         High
                            Class    Class    Class    Institutional     Yield
                             A(4)     B(5)     C(6)      Class(7)      Index(8)
                            -----    -----    -----      --------      --------
One year, ended
December 31, 2000       %  -19.14   -19.37   -16.42          N/A         -5.21

Since inception of
Classes A, B and C(9)   %   -5.84    -5.58    -4.79          N/A         -1.62

Since inception of
Institutional Class     %     N/A      N/A      N/A        13.63          6.90

----------
(3)  Class T did not have a full year's performance as of December 31, 2000.
(4)  Reflects deduction of sales charge of 4.75%.
(5) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.
(6)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(7)  Institutional Class shares of the Fund are no longer offered.
(8) The First Boston High Yield Index is an unmanaged index that measures the performance of fixed income securities similar, but not identical, to those in the Fund's portfolio.
(9) Classes A, B and C commenced operations on March 27, 1998. Class T commenced operations on January 4, 2000.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               Pilgrim High Yield Fund II     15

------
Income
Funds
------

                                                   Adviser
                                                   ING Pilgrim Investments, LLC
                                                   Sub-Adviser
PILGRIM HIGH YIELD BOND FUND                       ING Investment Management LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks to provide investors with a high level of current income and total return.

INVESTMENT STRATEGY [GRAPHIC]

Under normal market conditions, the Fund will operate as a diversified fund and invest at least 65% of its total assets in a portfolio of high yield (high risk) bonds. High yield bonds are debt securities that are not rated by a nationally recognized statistical rating organization or are rated below investment grade (for example, rated below BBB by Standard & Poor's Rating Group or Baa by Moody's Investor Services) or have an equivalent rating by a nationally recognized statistical rating organization. The Fund defines high yield bonds to include: bank loans; payment-in-kind securities; fixed, variable, floating rate and deferred interest debt obligations; zero coupon bonds; mortgage-backed and asset-backed debt obligations; structured debt obligations; and convertible bonds, provided they are unrated or rated below investment grade. In evaluating the quality of a particular high yield bond for investment by the Fund, the Sub-Adviser does not rely exclusively on ratings assigned by the nationally recognized statistical rating organizations. The Sub-Adviser will utilize a security's credit rating as simply one indication of an issuer's creditworthiness and will principally rely upon its own analysis of any security. However, the Sub-Adviser does not have restrictions on the rating level of the securities in the Fund's portfolio and may purchase and hold securities in default. There are no restrictions on the average maturity of the Fund or the maturity of any single investment. Maturities may vary widely depending on the Sub-Adviser's assessment of interest rate trends and other economic or market factors.

Any remaining assets may be invested in investment grade debt securities; common and preferred stocks; U.S. Government securities and money market instruments that the Sub-Adviser believes are appropriate in light of the Fund's investment objectives; and debt securities of foreign issuers. The Fund may purchase structured debt obligations and may engage in dollar roll transactions and swap agreements. The Fund may also use options and futures contracts involving securities, securities indices and interest rates.

The Fund will not purchase any common stocks if, after such purchase, more than 20% of the value of its total assets would be invested in common stocks. The Fund will invest in common stocks to attempt to achieve either a combination of its primary and secondary objectives, in which case the common stocks will be dividend-paying, or to achieve its secondary objective, in which case the common stocks may not pay dividends.

In choosing investments for the Fund, the Sub-Adviser combines extensive company and industry research with relative value analysis to identify high yield bonds expected to provide above-average returns. Relative value analysis is intended to enhance returns by moving from overvalued to undervalued sectors of the bond market. The Sub-Adviser's team approach to decision making includes contributions from individual managers responsible for specific industry sectors.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

The Fund is subject to risks associated with investing in lower rated securities. You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others.

Price Volatility -- debt securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer.

Changes in Interest Rates -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Special Risk -- the price of a fixed income security is generally determined by adding an interest rate spread to a benchmark interest rate, such as the U.S. Treasury rate. As the spread on a security widens (or increases), the price (or value) of the security falls.

Default Risk -- an issuer of a security may default on its obligation to pay principal and/or interest.

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

Prepayment Risk -- the Fund may invest in mortgage related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

Extension Risk -- slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

Risk of High Yield Bonds -- high yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. Certain high yield bonds, such as zero coupon, deferred interest and payment-in-kind bonds, may be issued at deep discounts and may experience greater volatility in market value. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities and this may have an adverse effect on the market values of certain securities.

Risks of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

Risks of Equity Investments -- equity securities face market, issuer and other risks, and their values may go down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. Equities generally have higher volatility than debt securities.

Risks of Foreign Investing --foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks, securities depositories or exchanges than those in the U.S., and foreign controls on investment.

16     Pilgrim High Yield Bond Fund

                                                    PILGRIM HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                  9.14    0.41

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

Best and worst quarterly performance during this period:

4th quarter 1999: up 3.89%

1st quarter 2000: down 1.78%

The Fund's year-to-date total return as of June 30, 2001 was up 2.54%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- Lehman Brothers High Yield Bond Index.

Average Annual Total Returns

                                                                    Lehman
                                                                     Bros.
                                                                     High
                             Class        Class        Class      Yield Bond
                              A(2)         B(3)         C(4)       Index(5)
                              ----         ----         ----       --------
One year, ended
December 31, 2000     %      -4.34        -4.89        -1.22        -5.86

Since inception(6)    %       2.06         1.96         3.76        -1.70

----------
(2)  Reflects deduction of sales charge of 4.75%.
(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.
(4)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(5) Lehman Bros. High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities that are similar, but not identical, to those in the Fund's portfolio.
(6)  Classes A, B and C commenced operations on December 15, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             Pilgrim High Yield Bond Fund     17

------
Income
Funds
------

                                                    Adviser
PILGRIM MONEY MARKET FUND                           ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

INVESTMENT STRATEGY [GRAPHIC]

The Fund will invest in short-term money market instruments that have been rated in one of the two highest rating catergories by both Standard & Poor's ("S&P") and Moody's Investor Services ("Moody's"), both major rating agencies. The Fund invests in short-term money market instruments (those with a remaining maturity of 397 days or less) that offer attractive yields and are considered to be undervalued relative to issues of similar credit quality and interest rate sensitivity.

Specifically, the Fund will invest in instruments issued by the U.S. Government, its agencies and instrumentalities (U.S. Government Securities); high quality deposit-type obligations, such as negotiable certificates of deposit and time deposits, banker's acceptances and letters of credit of domestic and foreign banks and foreign branches of foreign banks; savings and loans associations and savings banks; other short-term instruments of similar quality; instruments fully collateralized by such obligations; commercial paper of U.S. corporations; and repurchase agreements under which the Fund may acquire an underlying debt instrument for a relatively short period subject to the obligations of the sellers to repurchase, and of the Fund to resell, at a fixed price. The Fund may invest more than 25% of its total assets in instruments issued by domestic banks and U.S. branches of foreign banks, which are subject to the same regulations as U.S. banks.

The Fund will also ensure that its money market instruments' average weighted maturities do not exceed 90 days.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

The Fund is subject to the risks associated with investing in debt securities.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Changes in Interest Rates -- money market funds like the Fund are subject to less interest rate risk than other income funds because they invest in debt securities with a remaining maturity not greater than 397 days. Still, the value of the Fund's investments may fall when interest rates rise.

Credit Risk -- money market funds like the Fund are subject to less credit risk than other income funds because they invest in short-term debt securities of the highest quality. Still, the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

U.S. Government Securities -- some U.S. Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government Securities may be subject to price declines in the securities due to changing interest rates. If an obligation, such as obligations issued by the Federal National Mortgage Association, the Student Loan Marketing Association, the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation, is supported only by the credit of the agency or instrumentality issuing the obligation, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Securities directly supported by the full faith and credit of the United States have less credit risk.

Risk of Concentration in Banking Obligations -- the risks of concentrating in investments in the banking industry include credit risk, interest rate risk, and regulatory risk (the impact of state or federal legislation and regulations).

Risk of Foreign Investing -- investments in instruments of foreign banks involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions that might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks. Further, adverse political, regulatory, market or economic developments in foreign countries can affect entities located in those countries.

18     Pilgrim Money Market Fund

                                                       PILGRIM MONEY MARKET FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long term performance and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risk of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                          5.18

----------
(1) These figures are for the years ended December 31. They do not reflect sales charges and would be lower if they did. Effective May 21, 2001, Pilgrim became the manager of the Fund directly.

Best and worst quarterly performance during this period:

4th Quarter 2000: up 1.45%

1st Quarter 2000: up 1.13%

The Fund's year-to-date total return as of June 30, 2001 was up 2.08%.

The following performance table discloses the Fund's average annual return as of December 31, 2000 for each class of shares.

Average Annual Total Return

                           Class A     Class B(2)     Class C(3)
                           -------     ----------     ----------
One year ended
December 31, 2000      %     5.18        -0.48           3.51

Since inception(4)     %     5.07         1.35           4.06

----------
(2) Reflects deduction of deferred sales charge of 5% and 4%, respectively, for 1 year and since inception returns.
(3)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(4) Class A commenced operations on November 24, 1999. Classes B and C commenced operations on July 12, 1999.

The Fund's seven-day yields as of December 31, 2000 for the Class A, B and C shares were 5.64%, 4.88% and 4.88%, respectively. The "seven-day yield" is an annual figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year.

The Fund's seven-day effective yields as of December 31, 2000 for the Class A, B and C shares were 5.79%, 5.00% and 5.00%, respectively. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Pilgrim Money Market Fund     19

------
Income
Funds
------

                                                   Adviser
                                                   ING Pilgrim Investments, LLC
                                                   Sub-Adviser
ING PILGRIM MONEY MARKET FUND                      ING Investment Management LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share.

INVESTMENT STRATEGY [GRAPHIC]

The Fund will operate as a diversified fund and invest in a portfolio of high-quality, U.S. dollar denominated short-term debt obligations which are determined by the Sub-Adviser to present minimal credit risks.

Portfolio investments of the Fund are valued based on the amortized cost valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940. Obligations in which the Fund invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7, the Fund may, to the extent otherwise permissible, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days.

The Fund will invest in obligations permitted to be purchased under Rule 2a-7 including, but not limited to, (i) U.S. Government securities and obligations of its agencies or instrumentalities; (ii) commercial paper, mortgage-backed and asset-backed securities, guaranteed investment contracts, loan participation interests, medium term notes, and other promissory notes, including floating and variable rate obligations; and (iii) the following domestic, Yankeedollar and Eurodollar obligations; certificates of deposit, time deposits, bankers acceptances, commercial paper, and other promissory notes, including floating and variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies. The Fund may invest more than 25% of its total assets in instruments issued by domestic banks.

The Fund may purchase securities on a "when-issued" basis and purchase or sell them on a "forward commitment" basis. The Fund may also invest in variable rate master demand obligations, which are unsecured demand notes that permit the underlying indebtedness to vary, and provide for periodic adjustments in the interest rate. The Fund may enter into repurchase agreements.

In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined, four step investment process designed to ensure preservation of capital and liquidity as well as adherence to regulatory requirements. The four steps are:

*    First, a formal list of high-quality issuers is actively maintained;

* Second, securities of issuers on the approved list which meet maturity guidelines and are rated "first tier" (that is, they are given the highest short-term rating by at least two nationally recognized statistical rating organizations, or by a single rating organization if a security is rated only by that organization, or are determined to be of comparable quality by the Sub-Adviser pursuant to guidelines approved by the Fund's Board of Trustees) are selected for investment;

* Third, diversification is continuously monitored to ensure that regulatory limits are not exceeded; and

* Finally, portfolio maturity decisions are made based upon expected cash flows, income opportunities available in the market and expectations of future interest rates.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

The Fund is subject to the risks associated with investing in debt securities.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Changes in Interest Rates -- money market funds, like the Fund, are subject to less interest rate risk than other income funds because they invest in debt securities with a remaining maturity not greater than 397 days. Still, the value of the Fund's investment may fall when interest rates rise.

Credit Risk -- money market funds, like the Fund, are subject to less credit risk than other income funds because they invest in short-term debt securities of the highest quality. Still, the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

U.S. Government Securities -- some U.S. Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government Securities may be subject to price declines in the securities due to changing interest rates. If an obligation, such as obligations issued by the Federal National Mortgage Association, the Student Loan Marketing Association, the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation is supported only by the credit of the agency or instrumentality issuing the obligation, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Securities directly supported by the full faith and credit of the United States have less credit risk.

Risk of Concentration in Banking Obligations -- the risks of concentrating in investments in the banking industry include credit risk, interest rate risks, and regulatory risk (the impact of state or federal legislation and regulations).

Risk of Foreign Investing --Euro and Yankee dollar investments involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions that might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks. Further, adverse political, regulatory, market or economic developments in foreign countries can affect entities located in those countries.

20     ING Pilgrim Money Market Fund

                                                   ING PILGRIM MONEY MARKET FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long term performance and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risk of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                  4.64    5.88

----------
(1) These figures are for the years ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

Best and worst quarterly performance during this period:

4th Quarter 2000: up 1.52%

2nd Quarter 1999: up 1.07%

The Fund's year-to-date total return as of June 30, 2001 was up 2.38%.

The following performance table discloses the Fund's average annual return as of December 31, 2000 for each class of shares.

Average Annual Total Return

                           Class A     Class B(2)     Class C(3)
                           -------     ----------     ----------
One year ended
December 31, 2000      %     5.88         0.24           4.21

Since inception(4)     %     5.23         2.66           4.53

----------
(2) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.
(3)  Reflects deduction of deferred sales charge of 1% for the one year return.
(4)  The Fund commenced operations on December 15, 1998.

The Fund's seven-day yields as of December 31, 2000 for the Class A, B and C shares were 6.13%, 5.49% and 5.49%, respectively. The "seven-day yield" is an annual figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year.

The Fund's seven-day effective yields as of December 31, 2000 for the Class A, B and C shares were 6.32%, 5.64% and 5.64%, respectively. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            ING Pilgrim Money Market Fund     21

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Fund. The tables that follow show the fees and expenses for each of the Pilgrim Funds.

Fees You Pay Directly

                                                   Class A     Class B     Class C    Class M(1)    Class T(1)(2)
                                                   -------     -------     -------    ----------    -------------
Maximum sales charge on your investment
 (as a % of offering price) %
Income Funds (except Pilgrim Money Market and
  ING Pilgrim Money Market)                         4.75(3)      none        none        3.25(3)         none
Pilgrim Money Market and ING Pilgrim Money Market   none         none        none         N/A             N/A
Maximum deferred sales charge (as a % of
  purchase or sales price, whichever is less)
Income Funds (including Pilgrim Money Market
  and ING Pilgrim Money Market)                     none(4)      5.00(5)     1.00(6)     none            4.00(7)

----------
(1)  Not all Funds offer Classes M and T. Please see page 26.
(2) Class T shares are available only for certain exchanges or reinvestment of dividends. Please see page 26.
(3)  Reduced for purchases of $50,000 and over. Please see page 28.
(4) A contingent deferred sales charge of no more than 1% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. Please see page 27.
(5) Imposed upon redemption within 6 years from purchase. The fee has scheduled reductions after the first year. Please see page 27.
(6)  Imposed upon redemption within 1 year from purchase.
(7) Imposed upon redemption within 4 years from purchase. The fee has scheduled reductions after the first year. Please see page 27.

Operating Expenses Paid Each Year by the Funds(1)
(as a % of average net assets)

Class A
                                             Distribution                Total
                                             and Service                 Fund              Waivers
                                Management     (12b-1)      Other      Operating             and                 Net
Fund                               Fee           Fees      Expenses     Expenses    Reimbursements(2)(7)(8)    Expenses
----                               ---           ----      --------     --------    -----------------------    --------
GNMA Income(3)              %      0.52          0.25       0.35(4)(6)    1.12(4)               --               1.12(4)
National Tax-Exempt Bond    %      0.50          0.35       0.65(6)       1.50               (0.44)              1.06
Intermediate Bond           %      0.50          0.35       0.68(6)       1.53               (0.40)              1.13
Strategic Income(3)         %      0.45          0.35       0.87(5)       1.67(5)            (0.70)              0.97(5)
High Yield                  %      0.60          0.25       0.35          1.20               (0.10)              1.10
High Yield II(3)            %      0.60          0.35       0.37          1.32               (0.22)              1.10
High Yield Bond             %      0.65          0.35       0.63(6)       1.63               (0.54)              1.09
Pilgrim Money Market(9)     %      0.35          0.25       0.40(6)       1.00                  --               1.00
ING Pilgrim Money Market    %      0.25          0.75       0.30          1.30               (0.53)              0.77
Class B
                                             Distribution                Total
                                             and Service                 Fund               Waivers
                                Management     (12b-1)      Other      Operating              and                Net
Fund                               Fee           Fees      Expenses     Expenses        Reimbursements(2)      Expenses
----                               ---           ----      --------     --------        -----------------      --------
GNMA Income(3)              %      0.52          1.00      0.37(4)(6)     1.89(4)               --               1.89(4)
National Tax-Exempt Bond    %      0.50          1.00      0.67(6)        2.17               (0.34)              1.83
Intermediate Bond           %      0.50          1.00      0.68(6)        2.18               (0.30)              1.88
Strategic Income (3)        %      0.45          0.75      1.17(5)        2.37(5)            (1.02)              1.35(5)
High Yield                  %      0.60          1.00      0.35           1.95               (0.10)              1.85
High Yield II(3)            %      0.60          1.00      0.37           1.97               (0.22)              1.75
High Yield Bond             %      0.65          1.00      0.63(6)        2.28               (0.44)              1.84
Pilgrim Money Market(9)     %      0.35          1.00      0.40(6)        1.75                  --               1.75
ING Pilgrim Money Market    %      0.25          1.00      0.30           1.55               (0.14)              1.41

22   What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

Operating Expenses Paid Each Year by the Funds(1)
(as a % of average net assets)

Class C
                                            Distribution                    Total
                                             and Service                    Fund           Waivers
                                Management     (12b-1)       Other        Operating          and             Net
Fund                               Fee          Fees        Expenses       Expenses    Reimbursements(2)   Expenses
----                               ---          ----        --------       --------    -----------------   --------
GNMA Income(3)              %     0.52          1.00          0.38(4)(6)     1.90(4)            --           1.90(4)
National Tax-Exempt Bond    %     0.50          1.00          0.66(6)        2.16            (0.35)          1.81
Intermediate Bond           %     0.50          1.00          0.68(6)        2.18            (0.33)          1.85
Strategic Income(3)         %     0.45          0.75          1.20(5)        2.40(5)         (1.04)          1.36(5)
High Yield                  %     0.60          1.00          0.35           1.95            (0.10)          1.85
High Yield II(3)            %     0.60          1.00          0.37           1.97            (0.22)          1.75
High Yield Bond             %     0.65          1.00          0.64(6)        2.29            (0.45)          1.84
Pilgrim Money Market(9)     %     0.35          1.00          0.40(6)        1.75               --           1.75
ING Pilgrim Money Market    %     0.25          1.00          0.30           1.55            (0.15)          1.40

Class M
                                            Distribution                    Total
                                             and Service                    Fund           Waivers
                                Management     (12b-1)       Other        Operating          and             Net
Fund                               Fee          Fees        Expenses       Expenses    Reimbursements(2)   Expenses
----                               ---          ----        --------       --------    -----------------   --------
GNMA Income(3)              %     0.52          0.75          0.34(6)        1.61               --           1.61
High Yield                  %     0.60          0.75          0.35           1.70            (0.10)          1.60

Class T
                                            Distribution                    Total
                                             and Service                    Fund           Waivers
                                Management     (12b-1)       Other        Operating          and             Net
Fund                               Fee          Fees        Expenses       Expenses    Reimbursements(2)   Expenses
----                               ---          ----        --------       --------    -----------------   --------
GNMA Income(3)              %     0.52          0.65          0.37(6)        1.54               --           1.54
High Yield II(3)            %     0.60          0.65          0.38           1.63            (0.23)          1.40

----------
(1) These tables show the estimated operating expenses for each Fund by class as a ratio of expenses to average daily net assets. These estimates, unless otherwise noted, are based on each Fund's actual operating expenses for its most recent complete fiscal year and fee waivers to which the Adviser has agreed for each Fund.
(2) ING Pilgrim Investments, LLC has entered into written expense limitation agreements with each Fund under which it will limit expenses of each Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments within three years. The amount of each Fund's expenses waived or reimbursed during the last fiscal year by the Adviser is shown under the heading "Waivers and Reimbursements". For Strategic Income, High Yield, High Yield II and Pilgrim Money Market Funds, the expense limits will continue through at least October 31, 2001. For National Tax-Exempt Bond, Intermediate Bond, High Yield Bond and the ING Pilgrim Money Market Funds, the expense limits will continue through at least February 28, 2002. For GNMA Income Fund, the expense limit will continue through at least July 26, 2002. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless the Adviser provides written notice of the temination of the expense limitation agreement at least 30 days prior to the end of the then current term or upon termination of the investment management agreement.
(3) Effective February 23, 2001 and March 23, 2001, certain Pilgrim Funds merged with GNMA Income, Strategic Income and High Yield II Funds. It is expected that as a result of the mergers, operating expenses will be lower than the operating expenses prior to the mergers.
(4) Excludes one-time merger fees of 0.04%, 0.01% and 0.03% for Class A, B and C, respectively, incurred in connection with the merger of another investment company into Pilgrim GNMA Income Fund.
(5) Excludes one-time merger fees of 0.06%, 0.18% and 0.15% for Class A, B and C, respectively, incurred in connection with the mergers of other investment companies into Pilgrim Strategic Income Fund.
(6) ING Pilgrim Group, LLC receives an annual administration fee equal to 0.10% of average daily net assets.
(7) This includes a waiver of 0.10% of the distribution fee for National Tax-Exempt Bond, Intermediate Bond and High Yield Bond Funds for Class A only.
(8) This includes a waiver of 0.40% of the distribution fee for ING Pilgrim Money Market for Class A only.
(9) Effective May 21, 2001, ING Pilgrim Investments, LLC began managing the Pilgrim Money Market Fund directly. The expenses shown reflect contractual changes and estimates that commenced with ING Pilgrim Investments, LLC's direct management.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    What You Pay to Invest    23

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

Examples

The examples that follow are intended to help you compare the cost of investing in the Pilgrim Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

Class A

Fund                                 1 year     3 years     5 years     10 years
----                                 ------     -------     -------     --------
GNMA Income                   $        584         814       1,063        1,773
National Tax-Exempt Bond      $        578         885       1,215        2,145
Intermediate Bond             $        585         898       1,234        2,179
Strategic Income              $        637         976       1,339        2,357
High Yield                    $        591         838       1,103        1,860
High Yield II                 $        603         873       1,164        1,990
High Yield Bond               $        581         914       1,271        2,273
Pilgrim Money Market          $        102         318         552        1,225
ING Pilgrim Money Market      $         79         360         662        1,521

Class B
                                              If you sell your shares                     If you don't sell your shares
                                     -------------------------------------------     ------------------------------------------
Fund                                 1 year     3 years     5 years     10 years     1 year     3 years     5 years    10 years
----                                 ------     -------     -------     --------     ------     -------     -------    --------
GNMA Income                   $        692         894       1,221        2,011        192        594        1,021       2,011
National Tax-Exempt Bond      $        686         946       1,333        2,306        186        646        1,133       2,306
Intermediate Bond             $        691         953       1,342        2,325        191        653        1,142       2,325
Strategic Income              $        740       1,039       1,465        2,532        240        739        1,265       2,532
High Yield                    $        698         912       1,252        2,080        198        612        1,052       2,080
High Yield II                 $        700         918       1,262        2,128        200        618        1,062       2,128
High Yield Bond               $        687         970       1,380        2,418        187        670        1,180       2,418
Pilgrim Money Market          $        678         851       1,149        1,864        178        551          949       1,864
ING Pilgrim Money Market      $        644         776       1,031        1,767        144        476          831       1,767

24   What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

Examples

Class C
                                              If you sell your shares                     If you don't sell your shares
                                     -------------------------------------------     ------------------------------------------
Fund                                 1 year     3 years     5 years     10 years     1 year     3 years     5 years    10 years
----                                 ------     -------     -------     --------     ------     -------     -------    --------
GNMA Income                   $        293         597       1,026        2,222        193        597        1,026       2,222
National Tax-Exempt Bond      $        284         642       1,127        2,465        184        642        1,127       2,465
Intermediate Bond             $        288         650       1,139        2,488        188        650        1,139       2,488
Strategic Income              $        343         748       1,280        2,736        243        748        1,280       2,736
High Yield                    $        298         612       1,052        2,275        198        612        1,052       2,275
High Yield II                 $        300         618       1,062        2,296        200        618        1,062       2,296
High Yield Bond               $        287         672       1,184        2,591        187        672        1,184       2,591
Pilgrim Money Market          $        278         551         949        2,062        178        551          949       2,062
ING Pilgrim Money Market      $        243         475         831        1,833        143        475          831       1,833

Class M

Fund                                 1 year     3 years     5 years     10 years
----                                 ------     -------     -------     --------
GNMA Income                   $        483         817       1,173        2,174
High Yield                    $        492         843       1,218        2,268

Class T
                                              If you sell your shares                     If you don't sell your shares
                                     -------------------------------------------     ------------------------------------------
Fund                                 1 year     3 years     5 years     10 years     1 year     3 years     5 years    10 years
----                                 ------     -------     -------     --------     ------     -------     -------    --------
GNMA Income                   $        557         686         839        1,722        157        486         839        1,722
High Yield II                 $        566         714         887        1,850        166        514         887        1,850

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    What You Pay to Invest    25

SHAREHOLDER
GUIDE                                                     CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

PILGRIM PURCHASE OPTIONS(TM)

Depending upon the Fund, you may select from up to five separate classes of shares: Class A, Class B, Class C, Class M and Class T.

Class A

* Front-end sales charge, as described on the next page (except for Pilgrim Money Market and ING Pilgrim Money Market Funds).
*    Distribution and service (12b-1) fees of 0.25% to 0.75% (varies by Fund).

Class B

*    No front-end sales charge; all your money goes to work for you right away.
*    Distribution and service (12b-1) fees of 1% (0.75% for Strategic Income
     Fund).
*    A contingent deferred sales charge, as described on the next page.
* Automatic conversion to Class A shares after eight years, thus reducing future annual expenses. Class B shares acquired initially through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase.

Class C

*    No front-end sales charge; all your money goes to work for you right away.
*    Distribution and service (12b-1) fees of 1% (0.75% for Strategic Income
     Fund).
* A 1% contingent deferred sales charge on shares sold within one year of purchase.
* No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

Class M

*    Lower front-end sales charge than Class A, as described on the next page.
*    Distribution and service (12b-1) fees of 0.75%.
* No automatic conversion to Class A shares, so annual expenses continue at the Class M level throughout the life of your investment.
*    Offered only by GNMA Income Fund and High Yield Fund.

Class T

* No longer available for purchase, unless you are investing income earned on Class T shares or exchanging Class T Shares of another Fund.
*    Distribution and service (12b-1) fees of 0.65%.
*    A contingent deferred sales charge, as described in this section.
* Automatic conversion to Class A shares after 8 years, thus reducing future annual expenses.
*    Offered only by GNMA Income Fund and High Yield Fund II.

When choosing between classes, you should carefully consider the ongoing annual expenses along with the initial sales charge or the contingent deferred sales charge. The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A or Class M shares. Orders for Class B shares and Class M shares in excess of $250,000 and $1,000,000, respectively, will be accepted as orders for Class A shares or declined. You should discuss which Class of shares is right for you with your investment professional.

Distribution and Shareholder Service Fees

To pay for the cost of promoting the Funds and servicing your shareholder account, each class of each Fund has adopted a Rule 12b-1 plan which requires fees to be paid out of the assets of each class. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges.

26   Shareholder Guide

                                                                     SHAREHOLDER
CHOOSING A SHARE CLASS                                                     GUIDE
--------------------------------------------------------------------------------

SALES CHARGE CALCULATION

Class A(1)

Class A shares of the Funds are sold subject to the following sales charge:

                                  Income Funds
                            ------------------------
                             As a %
                             of the       As a % of
                            offering         net
Your Investment               price      asset value
---------------               -----      -----------
Less than $50,000              4.75         4.99
$50,000 - $99,999              4.50         4.71
$100,000 - $249,999            3.50         3.63
$250,000 - $499,999            2.50         2.56
$500,000 - $1,000,000          2.00         2.04
$1,000,000 and over                See below

----------
(1) Shareholders that purchased funds that were a part of the Lexington family of funds at the time of purchase are not subject to sales charges for the life of their account.

Money Market Funds. There is no sales charge if you purchase Class A shares of either the Pilgrim Money Market or ING Pilgrim Money Market Funds. However, if the Class A shares are exchanged for shares of another Pilgrim Fund, you will be charged the applicable sales load for that fund upon the exchange.

Investments of $1 Million or More. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, the shares will be subject to a contingent deferred sales charge if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                           Period during which
    Your investment              CDSC         CDSC applies
    ---------------              ----         ------------
$1,000,000 to $2,499,999         1.00%          2 years
$2,500,000 to $4,999,999         0.50%           1 year
$5,000,000 and over              0.25%           1 year

Class A shares that were purchased in an amount of $1 million or more through funds that were part of the ING family of funds at the time of purchase are subject to a different contingent deferred sales charge period of 18 months and 12 months, respectively, from the date of purchase. See the SAI for further information.

Class B, Class C and Class T

Class B, Class C and Class T shares are offered at their net asset value per share without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the net asset value of the shares at the time of purchase or redemption. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

Class B Deferred Sales Charge(2)

                                 CDSC on shares
Years after purchase               being sold
--------------------               ----------
1st year                               5%
2nd year                               4%
3rd year                               3%
4th year                               3%
5th year                               2%
6th year                               1%
After 6th year                        none

----------
(2) Class B shares that were purchased through funds that were part of the Northstar family of funds at the time of purchase are subject to a different contingent deferred sales charge. Please see the SAI for further information.

Class C Deferred Sales Charge

                         CDSC on shares
Years after purchase       being sold
--------------------       ----------
1st year                       1%
After 1st year                none

Class T Deferred Sales Charge

                         CDSC on shares
Years after purchase       being sold
--------------------       ----------
1st year                       4%
2nd year                       3%
3rd year                       2%
4th year                       1%
After 4th year                none

To keep your CDSC as low as possible, each time you place a request to redeem shares the Funds will first redeem shares in your account that are not subject to a CDSC, and then will sell shares that have the lowest CDSC.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                         Shareholder Guide    27

SHAREHOLDER
GUIDE                                                     CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

Class M

Class M shares of the Funds are sold subject to the following sales charge:

                             GNMA Income and
                                High Yield
                                   Funds
                          ----------------------
                           As a %      As a % of
                           of the         net
                          offering       asset
Your Investment             price        value
---------------             -----        -----
Less than $50,000           3.25%        3.36%
$50,000 - $99,999           2.25%        2.30%
$100,000 - $249,999         1.50%        1.52%
$250,000 - $499,999         1.00%        1.01%
$500,000 and over           none         none

Sales Charge Reductions and Waivers

Reduced Sales Charges. You may reduce the initial sales charge on a purchase of Class A or Class M shares of the Funds by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

* Letter of Intent -- lets you purchase shares over a 13 month period and pay the same sales charge as if the shares had all been purchased at once.

* Rights of Accumulation -- lets you add the value of shares of any open-end Pilgrim Fund (excluding the Pilgrim Money Market Fund, ING Pilgrim Money Market Fund and Lexington Money Market Trust) you already own to the amount of your next purchase for purposes of calculating the sales charge.

* Combination Privilege -- shares held by investors in the Pilgrim Funds which impose a CDSC may be combined with Class A or Class M shares for a reduced sales charge.

See the Account Application or the SAI for details, or contact your financial representative or the Shareholder Servicing Agent for more information.

CDSC Waivers. If you notify the Transfer Agent at the time of redemption, the CDSC for each Class will be waived in the following cases:

* redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

* for Class B Shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

* mandatory distributions from a tax-deferred retirement plan or an IRA. However, if you purchased shares that were part of the Nicholas-Applegate Mutual Funds, you may be eligible for a CDSC waiver prior to the mandatory distribution age.

If you think you may be eligible for a CDSC waiver, contact your financial representative or the Shareholder Servicing Agent.

Reinstatement Privilege. If you sell Class B, Class C or Class T shares of a Pilgrim Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B, Class C and Class T shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial representative or the Shareholder Servicing Agent. Consult the SAI for more information.

Sales Charge Waivers. Class A or Class M shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Servicing Agent, or see the SAI.

28   Shareholder Guide

                                                                     SHAREHOLDER
HOW TO PURCHASE SHARES                                                     GUIDE
--------------------------------------------------------------------------------

The minimum initial investment amounts for the Pilgrim Funds are as follows:

*    Non-retirement accounts: $1,000

*    Retirement accounts: $250

* Pre-Authorized Investment Plan: $100 to open; you must invest at least $100 a month.

The minimum additional investment is $100.

Make your investment using the table on the right.

The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-US banks (even if payment may be effected through a US bank) will not be accepted. The Pilgrim Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000 ($250 for IRAs).

Retirement Plans

The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company ("SSB") acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.

                               Initial                      Additional
    Method                   Investment                     Investment
    ------                   ----------                     ----------
By Contacting           An investment
Your                    professional with an
Investment              authorized firm
Professional            can help you establish
                        and maintain your
                        account.

By Mail                 Visit or consult an               Visit or consult an
                        investment                        investment
                        professional. Make                professional. Fill out
                        your check payable                the Account
                        to the Pilgrim Funds              Additions form
                        and mail it, along                included on the
                        with a completed                  bottom of your
                        Application. Please               account statement
                        indicate your                     along with your
                        investment                        check payable to the
                        professional on the               Fund and mail them
                        New Account                       to the address on the
                        Application                       account statement.
                                                          Remember to write
                                                          your account number
                                                          on the check.

By Wire                 Call the ING Pilgrim              Wire the funds in the
                        Operations                        same manner
                        Department at (800)               described under
                        336-3436 to obtain                "Initial Investment."
                        an account number
                        and indicate your
                        investment
                        professional on the
                        account.

                        Instruct your bank to
                        wire funds to the
                        Fund in the care of:

                        State Street Bank
                        and Trust Company
                        ABA #101003621
                        Kansas City, MO
                        credit to:
                        (the Fund)
                        A/C #751-8315; for
                        further credit
                        to: _________________
                        Shareholder
                        A/C #________________
                        (A/C # you received
                        over the telephone)
                        Shareholder Name:
                        _____________________
                        (Your Name Here)

                        After wiring funds
                        you must complete
                        the Account
                        Application and send
                        it to:

                        Pilgrim Funds
                        P.O. Box 219368
                        Kansas City, MO
                        64121-6368

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                         Shareholder Guide    29

SHAREHOLDER
GUIDE                                                       HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

You may redeem shares using the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

Systematic Withdrawal Plan

You may elect to make periodic withdrawals from your account on a regular basis.

*    Your account must have a current value of at least $10,000.

*    Minimum withdrawal amount is $100.

*    You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact the Shareholder Servicing Agent, see the Account Application or the SAI.

Payments

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the U.S. Securities and Exchange Commission. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

        Method                                Procedures
        ------                                ----------
By Contacting Your            You may redeem by contacting your investment
Investment Professional       professional. Investment professionals may charge
                              for their services in connection with your redemption request, but neither the Fund nor the Distributor imposes any such charge.

By Mail Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

                              Pilgrim Funds
                              P.O. Box 219368
                              Kansas City, MO 64121-6368

                              If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.

By Telephone --               You may redeem shares by telephone on all accounts
Expedited Redemption          other than retirement accounts, unless you check
                              the box on the Account Application which signifies that you do not wish to use telephone redemptions.
                              To redeem by telephone, call the Shareholder
                              Servicing Agent at (800) 992-0180.

                              Receiving Proceeds By Check:

                              You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with Pilgrim Funds for at least 30 days.

                              Receiving Proceeds By Wire:

                              You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

30   Shareholder Guide

                                                                     SHAREHOLDER
TRANSACTION POLICIES                                                       GUIDE
--------------------------------------------------------------------------------

Net Asset Value

The net asset value ("NAV") per share for each Fund and class is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the net asset value of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors or Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

ING Pilgrim Money Market Fund and Pilgrim Money Market Fund

The ING Pilgrim Money Market Fund and the Pilgrim Money Market Fund use the amortized cost method to value their portfolio securities and seek to maintain a constant net asset value of $1.00 per share, although there may be circumstances under which this goal cannot be acheived. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the share price of each Fund, there can be no assurance that each Fund's net asset value can be maintained at $1.00 per share.

Price of Shares

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

Execution of Requests

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

Telephone Orders

The Funds and their transfer agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their transfer agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their transfer agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Exchanges

You may exchange shares of a Fund for shares of the same class of any other Pilgrim Fund, except for Lexington Money Market Trust and Pilgrim Corporate Leaders Trust Fund, without paying any additional sales charge, except that Class A shares of the Pilgrim Money Market and ING Pilgrim Money Market Funds for which no sales charge was paid, must pay the applicable sales load on an exchange into Class A shares of another Fund. In addition, Class T shares of any Fund may be exchanged for Class B shares of the Pilgrim Money Market

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                         Shareholder Guide    31

SHAREHOLDER
GUIDE                                                       TRANSACTION POLICIES
--------------------------------------------------------------------------------

and ING Pilgrim Money Market Funds. Shares subject to a CDSC will continue to age from the date that the original shares were purchased. If you exchange shares of a Fund that at the time you acquired the shares was a Nicholas-Applegate Mutual Fund, the shares you receive on the exchange will be subject to the current CDSC structure and conversion rights of the Fund being acquired, although the shares will continue to age for CDSC and conversion purposes from the date the original shares were acquired. You should review the prospectus of the Pilgrim Fund you intend to exchange into before exchanging your shares.

If you exchange into Pilgrim Senior Income Fund, your ability to sell or liquidate your investment will be limited. Pilgrim Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make quarterly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one quarter. You also would not have liquidity between these quarterly repurchase dates. Investors exercising the exchange privilege with Pilgrim Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the Pilgrim Senior Income Fund prospectus or any other Pilgrim Fund prospectus by calling (800) 992-0180.

The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a short-term trading vehicle. The Adviser may prohibit excessive exchanges (more than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.

You will automatically have the ability to request an exchange by calling the Shareholder Service Agent unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

CDSC on Exchanges to Pilgrim Senior Income Fund

You are not required to pay an applicable CDSC upon an exchange from any Pilgrim Fund described in this prospectus to the Pilgrim Senior Income Fund. However, if you exchange into Pilgrim Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the CDSC will apply from the original Pilgrim Fund from which you exchanged. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the original Pilgrim Fund.

Systematic Exchange Privilege

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end Pilgrim Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

Small Accounts

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

Account Access

Unless your shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.pilgrimfunds.com, or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Service Representative, you may call the toll-free number listed above and select Option 2.

Privacy Policy

You may review the Funds' policy concerning investor privacy over the internet at www.pilgrimfunds.com, or you may obtain a copy of the policy by calling (800) 992-0810 and selecting Option 1.

32   Shareholder Guide

                                                                      MANAGEMENT
ADVISER                                                             OF THE FUNDS
--------------------------------------------------------------------------------

ING Pilgrim Investments, LLC ("ING Pilgrim" or "ING Pilgrim Investments") serves as the investment adviser to each of the Funds. ING Pilgrim provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

Organized in December 1994, ING Pilgrim is registered as an investment adviser. ING Pilgrim is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

Prior to April 30, 2001, ING Mutual Funds Management Co. LLC ("IMFC") served as investment adviser to certain of the Funds. On April 30, 2001, IMFC, an indirect wholly-owned subsidiary of ING Group that had been under common control with ING Pilgrim Investments, merged with ING Pilgrim Investments.

As of June 30, 2001, ING Pilgrim managed over $18.4 billion in assets.

ING Pilgrim's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Pilgrim receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

                                       Management
Fund                                      Fee
----                                      ---
Pilgrim GNMA Income                       0.52%
Pilgrim National Tax-Exempt Bond          0.50
Pilgrim Intermediate Bond                 0.50
Pilgrim Strategic Income                  0.45
Pilgrim High Yield                        0.60
Pilgrim High Yield II                     0.60
Pilgrim High Yield Bond                   0.65
Pilgrim Money Market*                     0.25
ING Pilgrim Money Market                  0.25

* Effective May 21, 2001, the Fund's management fee changed to 0.35% of the Fund's average daily net assets.

ING Pilgrim Directly Manages the Portfolios of the Following Funds:

GNMA Income Fund

The following individuals share responsibility for the day to day management of the GNMA Income Fund:

Denis P. Jamison, Senior Vice President and Senior Portfolio Manager of ING Pilgrim since July 2000, has served as Senior Portfolio Manager of GNMA Income Fund since July 1981. Prior to July 2000, he was a Senior Vice President at Lexington Management Corp. ("Lexington") (which was acquired by ING Pilgrim's parent company in July 2000). He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

Roseann G. McCarthy, Assistant Vice President of ING Pilgrim since July 2000, has served as co-manager of GNMA Income Fund since May 1999. Prior to July 2000, she was an Assistant Vice President at Lexington (which was acquired by ING Pilgrim's parent company in July 2000). Prior to joining the Lexington Fixed Income Department in 1997, she was Mutual Fund Marketing and Research Coordinator. Prior to 1995, Ms. McCarthy was Fund Statistician and a Shareholder Service Representative for the Lexington Funds.

Strategic Income Fund

The following individuals share responsibility for the day-to-day management of the Strategic Income Fund:

Robert K. Kinsey, Vice President of ING Pilgrim, has served as a Portfolio Manager of Strategic Income Fund since May 24, 1999. Mr. Kinsey manages Strategic Income Fund's assets that are invested in assets other than high yield debt securities. Prior to joining ING Pilgrim, Mr. Kinsey was a Vice President and Fixed Income Portfolio Manager for Federated Investors from January 1995 to March 1999. From July 1992 to January 1995, Mr. Kinsey was a Principal and Portfolio Manager for Harris Investment Management.

Edwin Schriver, Senior Vice President of ING Pilgrim, has served as Senior Portfolio Manager of the high yield portion of Strategic Income Fund's assets since October 2000. Prior to joining ING Pilgrim, Mr. Schriver was a Senior High Yield Analyst for Dreyfus Corporation since 1998. From 1996 to 1997, Mr. Schriver was the President of Cresent City Research, an investment research and software firm. Prior to 1996, Mr. Schriver was President of an SEC registered investment adviser and held various senior portfolio management positions.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   Management of the Funds    33

MANAGEMENT
OF THE FUNDS                                                        SUB-ADVISERS
--------------------------------------------------------------------------------

High Yield Fund and High Yield Fund II

The following individuals share responsibility for the day-to-day management of the High Yield Fund and High Yield Fund II:

Edwin Schriver, whose background is described above, has served as Senior Portfolio Manager of the portfolio management team that manages High Yield Fund and High Yield Fund II since October 2000.

Andy Mitchell, Vice President of ING Pilgrim, has served as Co-Portfolio Manager of the portfolio management team that manages High Yield Fund and High Yield Fund II since October 2000. Prior to joining ING Pilgrim in July 2000, Mr. Mitchell was a Senior Credit Analyst with Katonah Capital since March 2000. >From March 1998 to March 2000, Mr. Mitchell was a Vice President and Senior High Yield Analyst at Merrill Lynch Asset Management. From March 1994 to March 1998, Mr. Mitchell was Assistant Vice President and Senior High Yield Analyst at Schroder Capital Management.

Russ Stiver, Vice President of ING Pilgrim, has served as Co-Portfolio Manager of the portfolio management team that manages High Yield Fund and High Yield Fund II since October 2000. Prior to joining ING Pilgrim in May 2000, Mr. Stiver was Portfolio Manager (1996-2000) and acting Vice President at Manulife Financial (1999-2000). From 1994 to 1996, Mr. Stiver analyzed investment grade, high yield and emerging market sovereign debt securities for Toronto-Dominion Bank.

Pilgrim Money Market Fund

Denis P. Jamison, senior Vice President and Senior Portfolio Manager of ING Pilgrim since July 2000, is responsible for the day-to-day management of the Fund. Mr. Jamison has also served as Senior Portfolio Manager of GNMA Income Fund since July 1981. Prior to July 2000, Mr. Jamison was Senior Vice President at Lexington (which was acquired by ING Pilgrim Investments' parent company in July 2000). He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

SUB-ADVISERS

For the following Funds, ING Pilgrim has engaged a Sub-Adviser to provide the day-to-day management of the Fund's portfolio. The Sub-Advisers have, at least in part, been selected on the basis of their successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles.

National Tax-Exempt Bond Fund

Furman Selz Capital Management LLC. Furman Selz Capital Management LLC ("FSCM") serves as sub-adviser to the National Tax-Exempt Bond Fund. FSCM is located at 230 Park Avenue, New York, NY 10169. FSCM is engaged in the business of providing investment advice to institutional and individual client accounts which, as of June 30, 2001, were valued at approximately $8.8 billion.

Mr. Robert Schonbrunn and Mr. Alan Segars have primary responsibility for managing the Fund. Mr. Schonbrunn has been an investment professional with FSMC since 1985 and has 32 years of investment experience. Mr. Segars has been an investment professional with FSCM since 1993 and has 30 years of investment experience.

Intermediate Bond Fund, High Yield Bond Fund and ING Pilgrim Money Market Fund

ING Investment Management LLC. ING Investment Management LLC ("IIM") serves as sub-adviser to Intermediate Bond Fund, High Yield Bond Fund and ING Pilgrim Money Market Fund. IIM is located at 5780 Powers Ferry Road, N.W., Suite 300, Atlanta, GA 30327. IIM is engaged in the business of providing investment advice to portfolios which, as of June 30, 2001, were valued at $75.4 billion. IIM also advises other registered investment companies.

James B. Kauffmann has primary responsibility for managing the Intermediate Bond Fund. Mr. Kauffmann joined IIM in 1996 and has over 14 years of investment experience. Prior to joining IIM, he spent four years at Alfa Investments Inc., where he was the senior fixed income portfolio manager. Additionally, he has worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.

Mr. Robert Bowman, with more than 20 years of investment experience, leads a team of five investment professionals in managing the High Yield Bond Fund. Mr Bowman has been a Senior Vice President and Managing Director at IIM since 1999.

Ms. Jennifer J. Thompson has primary responsibility for managing the ING Pilgrim Money Market Fund. Ms. Thompson joined IIM in 1998 and has over nine years of investment experience. Prior to joining IIM, she spent one year working for Trusco Capital Management as a Fixed Income Portfolio Management. Prior to joining Trusco, Ms. Thompson spent five years at Fidelity Management & Research Company, where she worked as a Senior Investment Analyst in the Money Market Group. She is a Chartered Financial Analyst.

34   Management of the Funds

                                                                      DIVIDENDS,
                                                                   DISTRIBUTIONS
DIVIDENDS/TAXES                                                        AND TAXES
--------------------------------------------------------------------------------

Dividends

The Funds generally distribute most or all of their net earnings in the form of dividends. Each Fund pays dividends, if any, monthly. Distributions are expected normally to consist of ordinary income. Each Fund distributes capital gains, if any, annually.

Dividend Reinvestment

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class A, B, C, M or T shares of a Fund invested in another Pilgrim Fund which offers the same class shares. If you are a shareholder of Pilgrim Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A account of any open-end Pilgrim Fund.

Taxes

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss (except the Pilgrim Money Market and ING Pilgrim Money Market Funds), which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                        Dividends, Distributions and Taxes    35

MORE
INFORMATION
ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the Statement of Additional Information (the "SAI").

Many of the investment techniques and strategies discussed in this prospectus and in the SAI are discretionary, which means that the adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the adviser of any Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

Investments in Foreign Securities (All Funds except GNMA Income, National Tax-Exempt Bond and ING Pilgrim Money Market Funds). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

Emerging Markets Investments (High Yield II, High Yield Bond and Intermediate Bond Funds). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well developed legal systems; and less reliable custodial services and settlement practices.

Inability to Sell Securities (All Funds except GNMA Income, Pilgrim Money Market and ING Pilgrim Money Market Funds). Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

High Yield Securities (All Funds except National Tax-Exempt Bond, GNMA Income, Pilgrim Money Market and ING Pilgrim Money Market Funds). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

36   More Information About Risks

                                                                            MORE
                                                                     INFORMATION
                                                                     ABOUT RISKS
--------------------------------------------------------------------------------

Corporate Debt Securities. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

U.S. Government Securities. Some U.S. Government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. All U.S. Government securities may be subject to price declines in the securities due to changing interest rates.

Convertible Securities (All Funds except National Tax-Exempt Bond, GNMA Income, Pilgrim Money Market and ING Pilgrim Money Market Funds). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

Other Investment Companies (Intermediate Bond, Strategic Income and High Yield Bond Funds). Each Fund may invest up to 10% of its assets in other investment companies. When a Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Mortgage-Related Securities (All Funds except National Tax-Exempt Bond Funds, Pilgrim Money Market and ING Pilgrim Money Market Funds). Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              More Information About Risks    37

MORE
INFORMATION
ABOUT RISKS
--------------------------------------------------------------------------------

Derivatives (National Tax-Exempt Bond, Intermediate Bond, Strategic Income, High Yield, High Yield II and High Yield Bond Funds). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Many of the Funds do not invest in these types of derivatives, and some do, so please check the description of the Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

Portfolio Turnover. Each Fund, except GNMA Income, Pilgrim Money Market and ING Pilgrim Money Market Funds, is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

OTHER RISKS

Restricted and Illiquid Securities. Each Fund may invest in restricted and illiquid securities. If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Temporary Defensive Strategies. When the Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

Repurchase Agreements. Each Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

Lending Portfolio Securities. In order to generate additional income, certain Funds may lend portfolio securities in an amount up to 331|M/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

Borrowing. Certain Funds may borrow for certain types of temporary or emergency purposes subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Reverse Repurchase Agreements (all Funds) and Dollar Rolls (all Funds except National Tax-Exempt Bond Fund). A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

Short Sales. Each Fund (except GNMA Income, National Tax-Exempt Bond, High Yield and High Yield II Funds) may make short sales. A "short sale" is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

Pairing Off Transactions. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund "pairs-off" the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

Percentage and Rating Limitations. Unless otherwise stated, the percentage limitations in this prospectus apply at the time of investment.

38   More Information About Risks

                                                                            MORE
                                                                     INFORMATION
                                                                     ABOUT RISKS
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Interests in Loans. Certain Funds may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              More Information About Risks    39

FINANCIAL
HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent auditors, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

40   Financial Highlights

FINANCIAL
HIGHLIGHTS                                              PILGRIM GNMA INCOME FUND
--------------------------------------------------------------------------------

For the three months ended March 31, 2001, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors.

                                                                          Class A
                                              ---------------------------------------------------------------------
                                              Three Months
                                                 Ended                     Year Ended December 31,
                                               March 31,    -------------------------------------------------------
                                                2001(5)     2000(4)      1999        1998        1997        1996
                                                -------     -------     -------     -------     -------     -------
Per Share Operating Performance:
 Net asset value, beginning of period     $        8.41        8.08        8.53        8.40        8.12        8.19
 Income from investment operations:
 Net investment income                    $        0.12        0.54        0.50        0.48        0.51        0.53
 Net realized and unrealized gain (loss)
 on investments                           $        0.22        0.27       (0.45)       0.13        0.29       (0.08)
 Total from investment operations         $        0.34        0.81        0.05        0.61        0.80        0.45
 Less distributions from:
 Net investment income                    $        0.12        0.48        0.50        0.48        0.52        0.52
 Total distributions                      $        0.12        0.48        0.50        0.48        0.52        0.52
 Net asset value, end of period           $        8.63        8.41        8.08        8.53        8.40        8.12
 Total Return(1)                          %        4.09       10.36        0.58        7.52       10.20        5.71
Ratios/Supplemental Data:
 Net assets, end of period (000's)        $     449,460     368,615     376,580     273,591     158,071     133,777
 Ratios to average net assets:
 Expenses(2)                              %        1.16        1.06        0.99        1.01        1.01        1.05
 Net investment income(2)                 %        5.75        6.54        6.04        5.85        6.28        6.56
 Portfolio turnover rate                  %          33          65          25          54         134         129

                                                       Class B                        Class C               Class M       Class T
                                             ----------------------------  -----------------------------  -----------   ------------
                                             Three Months     October 6,   Three Months    October 13,      Feb. 26,      Feb. 26,
                                                 Ended         2000(3)         Ended         2000(3)         2001(3)      2001(3)
                                               March 31,   to December 31,   March 31,   to December 31,  to March 31,  to March 31,
                                                2001(5)         2000          2001(5)         2000           2001          2001
                                                -------         ----          -------         ----           ----          ----
Per Share Operating Performance:
 Net asset value, beginning of period     $      8.40            8.20           8.40           8.24           8.51          8.51
 Income from investment operations:
 Net investment income                    $      0.13            0.09           0.11           0.09           0.04          0.04
 Net realized and unrealized gain
 on investments                           $      0.19            0.18           0.21           0.14           0.08          0.08
 Total from investment operations         $      0.32            0.27           0.32           0.23           0.12          0.12
 Less distributions from:
 Net investment income                    $      0.11            0.07           0.11           0.07             --            --
 Total distributions                      $      0.11            0.07           0.11           0.07             --            --
 Net asset value, end of period           $      8.61            8.40           8.61           8.40           8.63          8.63
 Total Return(1)                          %      3.70            3.32           3.69           2.82           1.41          1.41
Ratios/Supplemental Data:
 Net assets, end of period (000's)        $    47,406             866         13,744          1,833            247        17,647
 Ratios to average net assets:
 Expenses(2)                              %      1.90            1.81           1.93           1.81           1.61          1.54
 Net investment income(2)                 %      4.88            5.79           4.87           5.79           4.88          5.02
 Portfolio turnover rate                  %        33              65             33             65             33            33

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3)  Commencement of offering of shares.
(4) Effective July 26, 2000, ING Pilgrim Investments, LLC became the Investment Adviser of the Fund.
(5)  The Fund changed its fiscal year end to March 31.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  Pilgrim GNMA Income Fund    41

                                                                       FINANCIAL
PILGRIM NATIONAL TAX-EXEMPT BOND FUND                                 HIGHLIGHTS
--------------------------------------------------------------------------------

For the five months ended March 31, 2001, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors.

                                                      Class A                     Class B                     Class C
                                              -------------------------   -------------------------   -------------------------
                                              Five Months     Period      Five Months     Period      Five Months    Period
                                                 Ended        Ended          Ended        Ended          Ended        Ended
                                               March 31,    October 31,     March 31,   October 31,     March 31,   October 31,
                                                2001(4)       2000(1)        2001(4)      2000(1)        2001(4)      2000(1)
                                                -------       -------        -------      -------        -------      -------
Per Share Operating Performance:
 Net asset value, beginning of period     $      10.11         10.00          10.09        10.00          10.11        10.00
 Income from investment operations:
 Net investment income                    $       0.19          0.48           0.17         0.38           0.16         0.39
 Net realized and unrealized gains
 on investments                           $       0.39          0.11           0.39         0.11           0.38         0.12
 Total from investment operations         $       0.58          0.59           0.56         0.49           0.54         0.51
 Less distributions from:
 Net investment income                    $       0.19          0.48           0.17         0.40           0.16         0.40
 Total distributions                      $       0.19          0.48           0.17         0.40           0.16         0.40
 Net asset value, end of period           $      10.50         10.11          10.48        10.09          10.49        10.11
 Total Return(2):                         %       5.79          6.09           5.54         5.02           5.34         5.29
Ratios/Supplemental Data:
 Net assets, end of period (000's)        $     22,074        21,592            588          311            440          439
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                      %       1.06          0.95           1.83         1.67           1.81         1.68
 Gross expenses prior to expense
 reimbursement(3)                         %       1.50          2.12           2.17         2.32           2.16         2.33
 Net investment income after expense
 reimbursement(3)(5)                      %       4.45          4.92           3.69         3.93           3.70         4.00
 Portfolio turnover rate                  %          7            50              7           50              7           50

----------
(1)  Fund commenced operations on November 8, 1999.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to March 31.
(5) The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

42   Pilgrim National Tax-Exempt Bond Fund

FINANCIAL
HIGHLIGHTS                                        PILGRIM INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

For the five months ended March 31, 2001, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors.

                                                           Class A                                   Class B
                                            --------------------------------------    ---------------------------------------
                                            Five Months      Year         Period      Five Months      Year         Period
                                               Ended        Ended         Ended          Ended        Ended         Ended
                                              March 31,   October 31,   October 31,     March 31,   October 31,   October 31,
                                               2001(4)       2000         1999(1)        2001(4)       2000         1999(1)
                                               -------       ----         -------        -------       ----         -------
Per Share Operating Performance:
 Net asset value, beginning of period    $       9.52         9.40         10.00          9.52         9.40         10.00
 Income from investment operations:
 Net investment income                   $       0.28         0.61          0.45          0.26         0.53          0.40
 Net realized and unrealized gain
 (loss) on investments                   $       0.66         0.12         (0.60)         0.66         0.13         (0.61)
 Total from investment operations        $       0.94         0.73         (0.15)         0.92         0.66         (0.21)
 Less distributions from:
 Net investment income                   $       0.28         0.61          0.45          0.26         0.54          0.39
 Total distributions                     $       0.28         0.61          0.45          0.26         0.54          0.39
 Net asset value, end of period          $      10.18         9.52          9.40         10.18         9.52          9.40
 Total Return(2):                        %      10.01         8.11         (1.46)         9.74         7.30         (2.13)
Ratios/Supplemental Data:
 Net assets, end of period (000's)       $     33,597       29,893        32,013         2,807        1,523         1,958
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                     %       1.13         1.00          0.96          1.88         1.74          1.70
 Gross expenses prior to expense
 reimbursement(3)                        %       1.53         2.08          2.12          2.18         2.33          2.39
 Net investment income after
 expense reimbursement(3)(5)             %       6.94         6.48          5.38          6.20         5.71          4.83
 Portfolio turnover rate                 %        838          733           432           838          733           432

                                                           Class C
                                             --------------------------------------
                                             Five Months     Year        Period
                                                Ended       Ended         Ended
                                              March 31,   October 31,   October 31,
                                               2001(4)       2000         1999(1)
                                               -------       ----         -------
Per Share Operating Performance:
 Net asset value, beginning of period    $       9.52         9.40         10.00
 Income from investment operations:
 Net investment income                   $       0.26         0.54          0.42
 Net realized and unrealized gain
 (loss) on investments                   $       0.67         0.12         (0.63)
 Total from investment operations        $       0.93         0.66         (0.21)
 Less distributions from:
 Net investment income                   $       0.26         0.54          0.39
 Total distributions                     $       0.26         0.54          0.39
 Net asset value, end of period          $      10.19         9.52          9.40
 Total Return(2):                        %       9.86         7.32         (2.10)
Ratios/Supplemental Data:
 Net assets, end of period (000's)       $      4,470        5,248         1,082
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                     %       1.85         1.73          1.71
 Gross expenses prior to expense
 reimbursement(3)                        %       2.18         2.32          2.44
 Net investment income after
 expense reimbursement(3)(5)             %       6.37         5.74          4.94
 Portfolio turnover rate                 %        838          733           432

----------
(1)  Fund commenced operations on December 15, 1998.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to March 31.
(5) The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            Pilgrim Intermediate Bond Fund    43

                                                                       FINANCIAL
PILGRIM STRATEGIC INCOME FUND                                         HIGHLIGHTS
--------------------------------------------------------------------------------

For the nine months ended March 31, 2001 the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors.

                                                             Class A                                      Class B
                                            -----------------------------------------    -----------------------------------------
                                              Nine                Three                   Nine                Three
                                             Months     Year      Months    July 27,      Months     Year     Months     July 27,
                                             Ended      Ended     Ended    1998(1) to     Ended      Ended     Ended    1998(1) to
                                            March 31,  June 30,  June 30,   March 31,    March 31,  June 30,  June 30,   March 31,
                                             2001(6)     2000     1999(2)     1999        2001(6)     2000     1999(2)     1999
                                             -------     ----     -------     ----        -------     ----     -------     ----
Per Share Operating Performance:
 Net asset value, beginning of period   $     12.07      12.59     12.89      13.08        11.80      12.33     12.61      12.78
 Income from investment operations:
 Net investment income                  $      0.23       0.92      0.26       0.53         0.36       0.88      0.18       0.45
 Net realized and unrealized
 gain loss on investments               $      0.08      (0.52)    (0.42)     (0.08)       (0.08)     (0.53)    (0.33)     (0.05)
 Total from investment operations       $      0.31       0.40     (0.16)      0.45         0.28       0.35     (0.15)      0.40
 Less distributions from:
 Net investment income                  $      0.59       0.92      0.14       0.53         0.55       0.88      0.13       0.46
 Net realized gains on investments      $        --         --        --       0.11           --         --        --       0.11
 Total distributions                           0.59       0.92      0.14       0.64         0.55       0.88      0.13       0.57
 Net asset value, end of period         $     11.79      12.07     12.59      12.89        11.53      11.80     12.33      12.61
 Total Return(3):                       %      2.69       3.42     (1.23)      5.60         2.52       3.00     (1.20)      5.17
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $    39,105      2,726     2,736      5,751        8,894      4,460     5,658      6,637
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %      1.03       0.96      0.90       0.96         1.53       1.36      1.29       1.37
 Gross expenses prior to expense
 reimbursement(4)                       %      1.73       2.64      1.56       1.98         2.55       3.04      1.95       2.42
 Net investment income
 after expense reimbursement(4)(5)      %      6.30       7.69      5.88       5.81         6.71       7.29      5.49       5.35
 Portfolio turnover rate                %       132        168        69        274          132        168        69        274

                                                            Class C
                                            ----------------------------------------
                                              Nine                 Three
                                              Months     Year      Months   July 27,
                                              Ended     Ended      Ended   1998(1) to
                                            March 31,  Juned 30,  June 30,  March 31,
                                             2001(6)     2000     1999(2)     1999
                                             -------     ----     -------     ----
Per Share Operating Performance:
 Net asset value, beginning of period   $     12.30      12.81     13.10      13.27
 Income from investment operations:
 Net investment income                  $      0.43       0.87      0.19       0.48
 Net realized and unrealized
 gain loss on investments               $     (0.13)     (0.51)    (0.35)     (0.06)
 Total from investment operations       $      0.30       0.36     (0.16)      0.42
 Less distributions from:
 Net investment income                  $      0.55       0.87      0.13       0.48
 Net realized gains on investments      $        --         --        --       0.11
 Total distributions                           0.55       0.87      0.13       0.59
 Net asset value, end of period         $     12.05      12.30     12.81      13.10
 Total Return(3):                       %      2.55       3.02     (1.21)      5.19
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $     5,196      3,966     7,965      8,128
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %      1.51       1.36      1.29       1.36
 Gross expenses prior to expense
 reimbursement(4)                       %      2.55       3.04      1.95       2.41
 Net investment income
 after expense reimbursement(4)(5)      %      6.71       7.29      5.49       5.36
 Portfolio turnover rate                %       132        168        69        274

----------
(1)  Commencement of offering of shares.
(2) Effective May 24, 1999, Pilgrim Investment, LLC, became the Investment Adviser of the Fund and the Fund changed its fiscal year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.
(6)  The Fund changed its fiscal year end to March 31.

44   Pilgrim Strategic Income Fund

FINANCIAL
HIGHLIGHTS                                               PILGRIM HIGH YIELD FUND
--------------------------------------------------------------------------------

For the nine months ended March 31, 2001, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors.

                                                                         Class A
                                            ------------------------------------------------------------------
                                            Nine Months
                                               Ended                        Year Ended June 30,
                                             March 31,      --------------------------------------------------
                                              2001(5)       2000       1999        1998        1997       1996
                                              -------       ----       ----        ----        ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period   $       5.04        5.93       6.94        6.80        6.36       6.15
 Income from investment operations:
 Net investment income                  $       0.34        0.56       0.58        0.61        0.61       0.59
 Net realized and unrealized gain
 (loss) on investments                  $      (1.05)      (0.85)     (0.96)       0.16        0.43       0.16
 Total from investment operations       $      (0.71)      (0.29)     (0.38)       0.77        1.04       0.75
 Less distributions from:
 Net investment income                  $       0.35        0.57       0.62        0.63        0.60       0.54
 Tax return of capital                  $       0.08        0.03       0.01          --          --         --
 Total distributions                    $       0.43        0.60       0.63        0.63        0.60       0.54
 Net asset value, end of period         $       3.90        5.04       5.93        6.94        6.80       6.36
 Total Return(2):                       %     (14.66)      (5.20)     (5.57)      11.71       17.14      12.72
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $     55,704      85,870    131,535     102,424      35,940     18,691
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                    %       1.10        1.05       1.00        1.00        1.00       1.00
 Gross expenses prior to expense
 reimbursement(3)                       %       1.20        1.17       1.12        1.17        1.42       2.19
 Net investment income after
 expense reimbursement(3)(4)            %      10.65       10.41       9.32        9.05        9.54       9.46
 Portfolio turnover rate                %        100          89        184         209         394        399

                                                                         Class B
                                            ----------------------------------------------------------------------
                                            Nine Months                                                  July 17,
                                               Ended                   Year Ended June 30,              1995(1) to
                                             March 31,      ----------------------------------------     June 30,
                                              2001(5)       2000        1999        1998        1997       1996
                                              -------       ----        ----        ----        ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period   $       5.03        5.92        6.92        6.78        6.36       6.20
 Income from investment operations:
 Net investment income                  $       0.32        0.53        0.53        0.58        0.57       0.48
 Net realized and unrealized gain
 (loss) on investments                  $      (1.06)      (0.86)      (0.96)       0.14        0.41       0.14
 Total from investment operations       $      (0.74)      (0.33)      (0.43)       0.72        0.98       0.62
 Less distributions from:
 Net investment income                  $       0.32        0.53        0.56        0.58        0.56       0.46
 Tax return of capital                  $       0.08        0.03        0.01          --          --         --
 Total distributions                    $       0.40        0.56        0.57        0.58        0.56       0.46
 Net asset value, end of period         $       3.89        5.03        5.92        6.92        6.78       6.36
 Total Return(2):                       %     (15.18)      (5.91)      (6.23)      10.90       16.04      10.37
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $    140,183     199,618     261,589     154,303      40,225      2,374
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                    %       1.85        1.80        1.75        1.75        1.75       1.75
 Gross expenses prior to expense
 reimbursement(3)                       %       1.95        1.92        1.87        1.92        2.17       2.94
 Net investment income after
 expense reimbursement(3)(4)            %       9.89        9.66        8.57        8.30        8.64       9.02
 Portfolio turnover rate                %       100          89         184         209         394        339

                                                         Class C
                                            ----------------------------------
                                            Nine Months    Year       May 27,
                                               Ended       Ended    1999(1) to
                                             March 31,    June 30,    June 30,
                                              2001(5)       2000       1999
                                              -------       ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period   $       5.02        5.92       5.91
 Income from investment operations:
 Net investment income                  $       0.33        0.57       0.05
 Net realized and unrealized gain
 (loss) on investments                  $      (1.06)      (0.90)      0.01
 Total from investment operations       $      (0.73)      (0.33)      0.06
 Less distributions from:
 Net investment income                  $       0.32        0.57       0.05
 Tax return of capital                  $       0.08          --         --
 Total distributions                            0.40        0.57       0.05
 Net asset value, end of period         $       3.89        5.02       5.92
 Total Return(2):                       %     (15.00)      (5.99)      0.34
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $      5,505       5,930        551
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                    %       1.85        1.80       1.75
 Gross expenses prior to expense
 reimbursement(3)                       %       1.95        1.92       1.87
 Net investment income after
 expense reimbursement(3)(4)            %       9.88        9.66       8.57
 Portfolio turnover rate                %        100          89        184

                                                                         Class M
                                            ---------------------------------------------------------------------
                                            Nine Months     Year                                        July 17,
                                               Ended       Ended            Year Ended June 30,        1995(1) to
                                             March 31,    June 30,      ---------------------------     June 30,
                                               2001(5)      2000        1999        1998       1997       1996
                                               -------      ----        ----        ----       ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period   $       5.03        5.93        6.92        6.78       6.36       6.20
 Income from investment operations:
 Net investment income                  $       0.31        0.52        0.55        0.59       0.58       0.50
 Net realized and unrealized gain
 (loss) on investments                  $      (1.03)      (0.85)      (0.95)       0.14       0.41       0.14
 Total from investment operations       $      (0.72)      (0.33)      (0.40)       0.73       0.99       0.64
 Less distributions from:
 Net investment income                  $       0.33        0.54        0.58        0.59       0.57       0.48
 Tax return of capital                  $       0.08        0.03        0.01          --         --         --
 Total distributions                            0.41        0.57        0.59        0.59       0.57       0.48
 Net asset value, end of period         $       3.90        5.03        5.93        6.92       6.78       6.36
 Total Return(2):                       %     (14.82)      (5.86)      (5.85)      11.16      16.29      10.69
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $      7,077      12,730      24,129      19,785      8,848      1,243
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                    %       1.60        1.55        1.50        1.50       1.50       1.50
 Gross expenses prior to expense
 reimbursement(3)                       %       1.70        1.67        1.62        1.67       1.92       2.69
 Net investment income after
 expense reimbursement(3)(4)            %      10.16        9.91        8.82        8.55       8.93       9.41
 Portfolio turnover rate                %        100          89         184         209        394        339

----------
(1)  Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Adviser has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(5)  The Fund changed its fiscal year end to March 31.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   Pilgrim High Yield Fund    45

                                                                       FINANCIAL
PILGRIM HIGH YIELD FUND II                                            HIGHLIGHTS
--------------------------------------------------------------------------------

For the nine months ended March 31, 2001 the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors.

                                                                    Class A
                                            -------------------------------------------------------
                                              Nine                  Three
                                             Months       Year      Months      Year      March 27,
                                             Ended       Ended      Ended      Ended      1998 to
                                            March 31,   June 30,   June 30,   March 31,   March 31,
                                             2001(7)      2000      1999(2)     1999       1998(1)
                                             -------      ----      -------     ----       -------
Per Share Operating Performance:
 Net asset value, beginning of period   $     10.80       11.57      11.66      12.72       12.70
 Income from investment operations:
 Net investment income                  $      0.84        1.18       0.28       1.12        0.01
 Net realized and unrealized gain
 (loss) on investments                  $     (2.09)      (0.75)     (0.09)     (1.00)       0.01
 Total from investment operations       $     (1.25)       0.43       0.19       0.12        0.02
 Less distributions from:
 Net investment income                  $      0.86        1.20       0.28       1.18          --
 Total distributions                           0.86        1.20       0.28       1.18          --
 Net asset value, end of period         $      8.69       10.80      11.57      11.66       12.72
 Total Return(3):                       %    (11.87)       3.96       1.60       1.13        0.16
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $    55,230      34,416     16,795     17,327       4,690
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %      1.10        1.18       1.10       1.12        1.06
 Gross expenses prior to expense
 reimbursement(4)                       %      1.32        1.37       1.37       1.53        1.06
 Net investment income after
 expense reimbursement(4)(5)            %     11.43       10.63       9.68       9.44        7.22
 Portfolio turnover rate                %       113         113         44        242         484

                                                                    Class B
                                            -------------------------------------------------------
                                              Nine                  Three
                                             Months       Year      Months      Year      March 27,
                                              Ended      Ended      Ended      Ended      1998 to
                                            March 31,   June 30,   June 30,   March 31,   March 31,
                                             2001(7)      2000      1999(2)     1999       1998(1)
                                             -------      ----      -------     ----       -------
Per Share Operating Performance:
 Net asset value, beginning of period   $     10.81       11.58      11.66      12.71       12.69
 Income from investment operations:
 Net investment income                  $      0.81        1.11       0.27       1.04        0.01
 Net realized and unrealized gain
 (loss) on investments                  $     (2.10)      (0.75)     (0.09)     (0.99)       0.01
 Total from investment operations       $     (1.29)       0.36       0.18       0.05        0.02
 Less distributions from:
 Net investment income                  $      0.81        1.13       0.26       1.10          --
 Total distributions                           0.81        1.13       0.26       1.10          --
 Net asset value, end of period         $      8.71       10.81      11.58      11.66       12.71
 Total Return(3):                       %    (12.22)       3.28       1.53       0.55        0.16
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $   181,175     103,246     41,882     42,960       8,892
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %      1.75        1.83       1.75       1.77        1.69
 Gross expenses prior to expense
 reimbursement(4)                       %      1.97        2.02       2.02       2.18        1.69
 Net investment income after
 expense reimbursement(4)(5)            %     10.97        9.98       9.03       8.84        6.61
 Portfolio turnover rate                %       113         113         44        242         484

                                                                    Class C                                  Class T
                                            ------------------------------------------------------    ----------------------
                                              Nine                  Three                               Nine
                                             Months       Year      Months      Year      March 27,    Months      March 31,
                                             Ended       Ended      Ended      Ended      1998 to      Ended      2000(6) to
                                            March 31,   June 30,   June 30,   March 31,   March 31,   March 31,    June 30,
                                             2001(7)      2000      1999(2)     1999       1998(1)     2001(7)       2000
                                             -------      ----      -------     ----       -------     -------       ----
Per Share Operating Performance:
 Net asset value, beginning of period   $     10.81       11.58      11.66      12.71       12.69       10.81        11.07
 Income from investment operations:
 Net investment income (loss)           $      0.81        1.10       0.27       1.04        0.01        0.81         0.29
 Net realized and unrealized gains
 (loss) on investments                  $     (2.10)      (0.74)     (0.09)     (0.99)       0.01       (2.08)       (0.25)
 Total from investment operations       $     (1.29)       0.36       0.18       0.05        0.02       (1.27)        0.04
 Less distributions from:
 Net investment income                  $      0.81        1.13       0.26       1.10          --        0.84         0.30
 Total distributions                           0.81        1.13       0.26       1.10          --        0.84         0.30
 Net asset value, end of period         $      8.71       10.81      11.58      11.66       12.71        8.70        10.81
 Total Return(3):                       %    (12.22)       3.28       1.53       0.55        0.16      (12.07)       (0.49)
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $    33,463      23,324     18,618     21,290       4,815      18,510       31,342
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %      1.75        1.83       1.75       1.77        1.66        1.40         1.48
 Gross expenses prior to expense
 reimbursement(4)                       %      1.97        2.02       2.02       2.18        1.66        1.63         1.67
 Net investment income after
 expense reimbursement(4)(5)            %     10.93        9.98       9.03       8.79        6.91       11.24        10.33
 Portfolio turnover rate                %       113         113         44        242         484         113          113

----------
(1)  The Fund commenced operations on March 27, 1998.
(2) Effective May 24, 1999, Pilgrim Investments, LLC, became the Investment Adviser of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has voluntarily agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(6)  Commencement of offering of shares.
(7)  The Fund changed its fiscal year end to March 31.

46   Pilgrim High Yield Fund II

FINANCIAL
HIGHLIGHTS                                          PILGRIM HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

For the five months ended March 31, 2001, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors.

                                                           Class A                                    Class B
                                            ---------------------------------------   ---------------------------------------
                                            Five Months       Year        Period      Five Months        Year        Period
                                               Ended         Ended        Ended          Ended          Ended        Ended
                                             March 31,     October 31,  October 31,     March 31,     October 31,  October 31,
                                              2001(4)         2000        1999(1)        2001(4)         2O00        1999(1)
                                              -------         ----        -------        -------         ----        -------
Per Share Operating Performance:
 Net asset value, beginning of period   $       9.24          9.96         10.00           9.23          9.96         10.00
 Income from investment operations:
 Net investment income                  $       0.39          0.85          0.67           0.36          0.78          0.60
 Net realized and unrealized gain
 (loss) on investments                  $       0.12         (0.65)        (0.04)          0.14         (0.66)        (0.05)
 Total from investment operations       $       0.51          0.20          0.63           0.50          0.12          0.55
 Less distributions from:
 Net investment income                  $       0.39          0.86          0.67           0.37          0.79          0.59
 Net realized gains on investments      $         --          0.06            --             --          0.06            --
 Total distributions                    $       0.39          0.92          0.67           0.37          0.85          0.59
 Net asset value, end of period         $       9.36          9.24          9.96           9.36          9.23          9.96
 Total Return(2):                       %       5.61          1.89          6.37           5.43          1.02          5.57
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $     33,459        33,220        30,537          5,025         3,702         2,374
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                       %       1.09          1.04          1.00           1.84          1.79          1.72
 Gross expenses prior to expense
 reimbursement(3)(5)                    %       1.63          2.16          2.32           2.28          2.41          2.64
 Net investment income after
 expense reimbursement(3)(5)            %      10.24          8.75          7.53           9.49          7.99          6.90
 Portfolio turnover rate                %        253           481           756            253           481           756

                                                           Class C
                                            --------------------------------------
                                            Five Months       Year        Period
                                               Ended         Ended        Ended
                                              March 31,    October 31,  October 31,
                                               2001(4)        2000        1999(1)
                                               -------        ----        -------
Per Share Operating Performance:
 Net asset value, beginning of period   $       9.23          9.96         10.00
 Income from investment operations:
 Net investment income                  $       0.37          0.78          0.62
 Net realized and unrealized gain
 (loss) on investments                  $       0.12         (0.66)        (0.06)
 Total from investment operations       $       0.49          0.12          0.56
 Less distributions from:
 Net investment income                  $       0.36          0.79          0.60
 Net realized gains on investments      $         --          0.06            --
 Total distributions                    $       0.36          0.85          0.60
 Net asset value, end of period         $       9.36          9.23          9.96
 Total Return(2):                       %       5.39          1.02          5.67
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $      1,314         1,578           776
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                       %       1.84          1.79          1.73
 Gross expenses prior to expense
 reimbursement(3)(5)                    %       2.29          2.40          2.66
 Net investment income after
 expense reimbursement(3)(5)            %       9.42          7.98          7.01
 Portfolio turnover rate                %       253            481           756

----------
(1)  Fund commenced operations on December 15, 1998.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to March 31.
(5) The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              Pilgrim High Yield Bond Fund    47

                                                                       FINANCIAL
PILGRIM MONEY MARKET FUND                                             HIGHLIGHTS
--------------------------------------------------------------------------------

For the nine months ended March 31, 2001, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors.

                                                     Class A                    Class B                   Class C
                                               ----------------------    ----------------------     ---------------------
                                               Nine Months    Period     Nine Months    Period      Nine Months    Period
                                                 Ended        Ended         Ended        Ended        Ended       Ended
                                                March 31,    June 30,     March 31,     June 30,     March 31,    June 30,
                                                 2001(6)      2000(1)      2001(6)      2000(2)       2001(6)     2000(2)
                                                 -------      -------      -------      -------       -------     -------
Per Share Operating Performance:
 Net asset value, beginning of period   $          1.00         1.00         1.00         1.00          1.00        1.00
 Income from investment operations:
 Net investment income*                 $          0.04         0.02         0.03         0.03          0.03        0.02
 Total from investment operations       $          0.04         0.02         0.03         0.03          0.03        0.02
 Less distributions from:
 Net investment income                  $          0.04         0.02         0.03         0.03          0.03        0.02
 Total distributions                               0.04         0.02         0.03         0.03          0.03        0.02
 Net asset value, end of period         $          1.00         1.00         1.00         1.00          1.00        1.00
 Total Return(3):                       %          3.86         3.58         3.34         3.60          3.34        3.58
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $        73,290       75,430       32,117       12,035        27,404       5,431
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(4)(5)**       %          0.91         0.85         1.64         1.60          1.59        1.60
 Gross expenses prior to expense
 reimbursement/recoupment(4)            %          0.74         2.28         1.50         3.03          1.49        3.03
 Net investment income after expense
 reimbursement/recoupment(4)(5)         %          5.23         5.18         4.31         3.96          4.36        3.96

----------
(1)  Commenced operations on November 24, 1999.
(2)  Commenced operations on July 12, 1999.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(6)  The Fund changed its fiscal year end to March 31.
* Recognition of net investment income by the Fund was affected by the timing of the declaration of dividends by the underlying investment company in which the Fund invested.
** Does not include expenses of the investment company in which the Fund invested.

48   Pilgrim Money Market Fund

FINANCIAL
HIGHLIGHTS                                         ING PILGRIM MONEY MARKET FUND
--------------------------------------------------------------------------------

For the five months ended March 31, 2001, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors.

                                                            Class A                                  Class B
                                             --------------------------------------    -------------------------------------
                                             Five Months     Year         Period       Five Months      Year        Period
                                                Ended       Ended          Ended          Ended        Ended        Ended
                                              March 31,   October 31,   October 31,      March 31,   October 31,  October 31,
                                               2001(5)       2000         1999(1)         2001(5)       2000        1999(1)
                                               -------       ----         -------         -------       ----        -------
Per Share Operating Performance:
 Net asset value, beginning of period   $        1.00          1.00         1.00            1.00        1.00          1.00
 Income from investment operations:
 Net investment income                  $        0.02          0.06         0.04            0.02        0.05          0.03
 Total from investment operations       $        0.02          0.06         0.04            0.02        0.05          0.03
 Less distributions from:
 Net investment income                  $        0.02          0.06         0.04            0.02        0.05          0.03
 Total distributions                    $        0.02          0.06         0.04            0.02        0.05          0.03
 Net asset value, end of period         $        1.00          1.00         1.00            1.00        1.00          1.00
 Total Return(3):                       %        2.36          5.70         3.98            2.11        5.03          3.31
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $     515,651       440,651      228,124           2,714       2,706         1,173
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)                       %        0.77          0.74         0.73            1.41        1.38          1.41
 Gross expenses prior to expense
 reimbursement(4)(6)                    %        1.30          1.42         1.67            1.55        1.67          1.79
 Net investment income (loss) after
 expense reimbursement(4)(6)            %        5.61          5.59         4.59            5.10        4.93          3.85

                                                            Class C
                                             --------------------------------------
                                             Five Months     Year         Period
                                                Ended       Ended          Ended
                                              March 31,   October 31,   October 31,
                                               2001(5)       2000         1999(1)
                                               -------       ----         -------
Per Share Operating Performance:
 Net asset value, beginning of period   $        1.00         1.00          1.00
 Income from investment operations:
 Net investment income                  $        0.02         0.05          0.03
 Total from investment operations       $        0.02         0.05          0.03
 Less distributions from:
 Net investment income                  $        0.02         0.05          0.03
 Total distributions                    $        0.02         0.05          0.03
 Net asset value, end of period         $        1.00         1.00          1.00
 Total Return(3):                       %        2.08         5.03          3.30
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $       2,583        2,035           444
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(6)                    %        1.40         1.39          1.41
 Gross expenses prior to expense
 reimbursement(4)                       %        1.55         1.67          1.78
 Net investment income (loss) after
 expense reimbursement(4)(6)            %        5.00         5.03          3.89

----------
(1)  Commenced operations on December 15, 1998.
(2)  Commenced operations on October 13, 1999.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5)  The Fund changed its fiscal year end to March 31.
(6) The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Pilgrim Money Market Fund    49

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE PILGRIM FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the auditors' reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Pilgrim Funds. The SAI is legally part of this prospectus (it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange Commission (SEC).

Please write or call for a free copy of the current Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE PILGRIM FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034
1-800-992-0180

Or visit our website at www.pilgrimfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at: U.S. Securities and Exchange Commission Public Reference Section 450 Fifth Street, NW Washington, D.C. 20549-0102 or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers are as follows:

Pilgrim GNMA Income Fund, Inc.      811-2401   Pilgrim Investment Funds, Inc.  811-1939
Pilgrim Funds Trust                 811-8895     Pilgrim High Yield
  Pilgrim National Tax-Exempt Bond             Pilgrim Mutual Funds            811-7428
  Pilgrim Intermediate Bond                      Pilgrim Strategic Income
  Pilgrim High Yield Bond                        Pilgrim High Yield II
  ING Pilgrim Money Market                        Pilgrim Money Market

[LOGO] ING PILGRIM                                          INCPROS080101-080101

PROSPECTUS

August 1, 2001                                          INCOME FUNDS

CLASS Q                                                 Pilgrim GNMA Income
                                                        Pilgrim Strategic Income
                                                        Pilgrim High Yield
                                                        Pilgrim High Yield II


THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN THE CLASS Q SHARES OF THE PILGRIM FUNDS. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT: IS NOT A BANK DEPOSIT, IS NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE FUNDS WILL ACHIEVE THEIR OBJECTIVES. AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                          [LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

These pages contain a description of each of our Funds included in this prospectus, including its objective, investment strategy and risks.

[GRAPHIC] OBJECTIVE

[GRAPHIC] INVESTMENT STRATEGY

You'll also find:

[GRAPHIC] RISKS

HOW THE FUND HAS PERFORMED.

A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).

[GRAPHIC] HOW THE FUND HAS PERFORMED

What you pay to invest. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

Introduction to the
Pilgrim Funds                                                                  1
Funds At A Glance                                                              2

INCOME FUNDS
Pilgrim GNMA Income                                                            4
Pilgrim Strategic Income                                                       6
Pilgrim High Yield                                                             8
Pilgrim High Yield II                                                         10
What You Pay to Invest                                                        12
Shareholder Guide                                                             14
Management of the Funds                                                       18
Dividends, Distributions and Taxes                                            19
More Information About Risks                                                  20
Financial Highlights                                                          23
Where To Go For More Information                                      Back cover

                                                                    INTRODUCTION
                                                            TO THE PILGRIM FUNDS
--------------------------------------------------------------------------------

Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information ("SAI") for a complete list of the risks and strategies.

[GRAPHIC]

If you have any questions about the Pilgrim Funds, please call your financial consultant or us at 1-800-992-0180.

This prospectus is designed to help you make informed decisions about your investments.

INCOME FUNDS

     ING Pilgrim offers both aggressive and conservative Income Funds. They may suit you if you:

     *    want a regular stream of income

     *    want greater growth potential than a money market fund

     *    are willing to accept more risk than a money market fund.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

-------
Funds
At A
Glance
------


This table is a summary of the objectives, main investments and risks of each Pilgrim Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objectives, strategies and risks, which begin on page 4.

               FUND                                       INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

Income Funds   GNMA Income Fund                           High current income, consistent with liquidity
               Adviser: ING Pilgrim Investments, LLC      and safety of principal

               Strategic Income Fund                      Maximum total return
               Adviser: ING Pilgrim Investments, LLC

               High Yield Fund                            High current income, with capital appreciation as a
               Adviser: ING Pilgrim Investments, LLC      secondary objective

               High Yield Fund II                         High level of current income and capital growth
               Adviser: ING Pilgrim Investments, LLC

MAIN INVESTMENTS                                       MAIN RISKS
--------------------------------------------------------------------------------
Mortgage-backed GNMA Certificates that are             Credit, interest rate, prepayment and other risks that
guaranteed as to the timely payment of principal       accompany an investment in government bonds and
and interest by the U.S. Government and certain        mortgage related investments. Generally has less credit
of U.S. agencies and instrumentalities                 risk than other income funds.

Investment grade and high yield (high risk) debt       Credit, interest rate, prepayment and other risks that
securities.                                            accompany an investment in debt securities, including
                                                       high yield debt securities. May be sensitive to credit
                                                       risk during economic downturns.

High yield (high risk) debt securities.                Credit, interest rate and other risks that accompany an
                                                       investment in lower-quality debt securities. Particularly
                                                       sensitive to credit risk during economic downturns.

High yield (high risk) debt securities, including      Credit, liquidity, interest rate and other risks that
those in the lowest ratings, as well as equities       accompany an investment in lower-quality debt
and foreign securities.                                securities. Particularly sensitive to credit risk
                                                       during economic downturns. May also present price
                                                       volatility from equity exposure, and foreign
                                                       securities. May be sensitive to currency exchange
                                                       rates, international political and economic conditions,
                                                       and other risks.

------
Income
Funds
------

                                                    Adviser
PILGRIM GNMA INCOME FUND                            ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund's investment objective is to seek a high level of current income, consistent with liquidity and safety of principal, through investment primarily in Government National Mortgage Association ("GNMA") mortgage-backed securities (also known as "GNMA Certificates") that are guaranteed as to the timely payment of principal and interest by the United States Government.

INVESTMENT STRATEGY [GRAPHIC]

Under normal conditions, the Fund will invest at least 80% of the value of its total assets in GNMA (Ginnie Mae) Certificates. The remaining assets of the Fund will be invested in other securities issued or guaranteed by the U.S. Government, including U.S. Treasury securities and securities issued by the following agencies and instrumentalities of the U.S. Government: the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). The Fund may invest in debt securites of any maturity, although the portfolio manager expects to invest in long-term debt instruments.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Prepayment Risk -- through investment in GNMA securities, and other mortgage-related securities, the Fund may expose you to certain risks which may cause you to lose money. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of GNMA securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, the Fund's yields will decline correspondingly.

Changes in Interest Rates -- the value of the Fund's investments may fall when interest rates rise. This Fund may be particularly sensitive to interest rates because it primarily invests in U.S. government securities. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund is subject to less credit risk than the other income funds because it principally invests in debt securities issued or guaranteed by the U.S. Government, its agencies and government sponsored enterprises.

Although FNMA and FHLMC are goverment-sponsored enterprises, their securities are not backed by the full faith and credit of the United States. Consequently, there are somewhat greater risks involved with investing in securities issued by those entities than in securities backed by the full faith and credit of the U.S. Government.

Other mortgage-related securities also are subject to credit risk associated with the underlying mortgage properties. These securities may be more volatile and less liquid than more traditional debt securities.

Please refer to the statement of additional information for a complete description of GNMA Certificates and Modified Pass Through GNMA Certificates. The Fund intends to use the proceeds from principal payments to purchase additional GNMA Certificates or other U.S. Government guaranteed securities.

4    Pilgrim GNMA Income Fund

                                                        PILGRIM GNMA INCOME FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

    1991   1992   1993    1994    1995   1996    1997   1998   1999    2000
    ----   ----   ----    ----    ----   ----    ----   ----   ----    ----
   15.75   5.19   8.06   -2.07   15.91   5.71   10.20   7.52   0.58   10.36

Best and worst quarterly performance during this period:

3rd quarter 1991: up 5.85%

1st quarter 1994: down 2.42%

The Fund's year-to-date total return as of June 30, 2001 was up 4.72%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Mortgage-Backed Securities Index.

Average Annual Total Returns

                                                 Lehman Brothers
                                                 Mortgage-Backed
                                                   Securities
                                  Class A(3)        Index(4)
                                  ----------        --------
One year, ended
December 31, 2000         %         5.12             11.16

Five years, ended
December 31, 2000         %         5.76              6.91

Ten years, ended
December 31, 2000         %         7.06              7.82

----------
(1)  These figures are for the year ended December 31 of each year.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 26, 2000, the Fund's outstanding shares were classified as "Class A" shares. Because Class Q shares were first offered in 2001, the returns in the bar chart are based upon the performance of Class A shares of the Fund Class A shares are not offered in this prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class Q and Class A shares have different expenses.
(3) This table shows performance of the Class A shares of the Fund because Class Q shares of the Fund did not have a full year's performance during the year ended December 31, 2000. Reflects deduction of Class A sales charge of 4.75%. See footnote (2) to the bar chart above.
(4) The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that measures comprised of 520 mortgage backed securities with an average yield of 7.58%. The average coupon of the index is 6.85%.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  Pilgrim GNMA Income Fund     5

------
Income
Funds
------

                                                    Adviser
PILGRIM STRATEGIC INCOME FUND                       ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks maximum total return.

INVESTMENT STRATEGY [GRAPHIC]

Under normal conditions, the Fund invests at least 60% of its total assets in debt securities issued by U.S. and foreign corporations, U.S. and foreign governments, and their agencies and instrumentalities that are rated in one of the top four categories by a nationally recognized statistical rating agency, or of comparable quality if unrated. These securities include bonds, notes, mortgage-backed and asset-backed securities with rates that are fixed, variable or floating. The Fund may invest up to 40% of its total assets in high yield debt securities, commonly known as "junk bonds." There is no minimum credit rating for high yield debt securities in which the Fund may invest.

The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Fund may invest in debt securities of any maturity; however, the average portfolio duration of the Fund will generally range from two to eight years. The Fund may invest up to 30% of its total assets in securities payable in foreign currencies. The Fund may invest up to 10% of its assets in other investment companies that invest in secured floating rate loans, including up to 5% of its assets in Pilgrim Prime Rate Trust, a closed-end investment company. The Fund may also use options, futures contracts and interest rate and currency swaps as hedging techniques. The Fund does not invest in interest-only or principal-only stripped mortgage-backed securities.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Changes in Interest Rates -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

Prepayment Risk -- the Fund may invest in mortgage related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

Inability to Sell Securities -- high yield securities may be less liquid than higher quality investments. A security in the lowest rating catergories, that is unrated, or whose credit rating has been lowered may be particularly difficult to sell. Foreign securities and mortgage-related and asset-backed debt securities may be less liquid than other debt securities. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

Risks of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

Other Investment Companies -- because the Fund invests in other investment companies, you may indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

6    Pilgrim Strategic Income Fund

                                                   PILGRIM STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.

Year by Year Total Returns (%)(1)(2)

    1991   1992   1993    1994    1995   1996    1997   1998   1999    2000
    ----   ----   ----    ----    ----   ----    ----   ----   ----    ----
                                                              -0.97    3.21

Best and worst quarterly performance during this period:

1st quarter 2000: up 1.73%
2nd quarter 1999: down 1.07%

The Fund's year-to-date total return as of June 30, 2001 was up 0.64%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Aggregate Bond Index.

Average Annual Total Returns

                                            Lehman
                                           Aggregate
                                             Bond
                               Class Q     Index(3)
                               -------     --------
One year, ended
December 31, 2000      %         3.21       11.63

Since inception(4)     %         2.44        6.16

----------
(1)  These figures are for the year ended December 31, of each year.
(2)  Prior to May 24, 1999, a different adviser managed the Fund.
(3) The Lehman Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.
(4)  Class Q shares of the Fund commenced operations on July 27, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              Pilgrim Strategic Income Fund    7

------
Income
Funds
------

                                                    Adviser
PILGRIM HIGH YIELD FUND                             ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks a high level of current income, with capital appreciation as a secondary objective.

INVESTMENT STRATEGY [GRAPHIC]

The Fund normally invests at least 65% of its assets in high yield debt securities, including preferred stock and convertible securities, that do not, in the opinion of the adviser, involve undue risk relative to their expected return. High yield securities, which are commonly known as "junk bonds," are securities that are rated below investment grade, i.e., rated lower than Baa by Moody's Investors Service, Inc. or BBB by Standard and Poor's, or of comparable quality if not rated. Generally, the Fund will invest in securities rated lower than B by Moody's or S&P only when the adviser believes the financial condition of the issuer or other available protections reduce the risk to the Fund or that there is greater value in the securities than is reflected in their prevailing market price. There is no minimum credit rating for high yield securities in which the Fund may invest. The Fund may invest in debt securities of any maturity. In selecting securities for the Fund, preservation of capital is a consideration.

The remainder of the Fund's assets may be invested in common stocks, investment grade preferred stocks, investment grade debt obligations of all types, U.S. Government securities, warrants, money market instruments (including repurchase agreements on U.S. Government securities), mortgage-related securities and participation interests and assignments in floating rate loans and notes. The Fund may also invest up to 10% of its assets in foreign debt securities of any rating. The Fund may invest in financial futures and related options to attempt to hedge risk, although the Fund has not invested in such instruments since ING Pilgrim Investments, LLC became the adviser in 1995 through the date of this prospectus.

In selecting equity securities, the portfolio managers use a "bottom-up" analysis that focuses on individual companies and assesses the company's valuation, financial condition, management, competitiveness, and other factors.

Differences between the Fund and High Yield Fund II -- While both Funds invest primarily in high yield securities, the High Yield Fund normally emphasizes bonds with stronger credit ratings in the high yield bond universe. Thus, of the two Funds, High Yield Fund II normally presents the potential for higher income, but with potentially higher credit risk and volatility.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

The Fund is subject to risks associated with investing in lower rated debt securities. You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund may be subject to more credit risk than other income mutual funds because it invests in high yield (or "junk bond") debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns. The Fund is also subject to credit risk through its investment in floating rate loans.

Changes in Interest Rates -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Prepayment Risk -- the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

Inability to Sell Securities -- high yield securities may be less liquid than higher quality investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. A security whose credit rating has been lowered may be particularly difficult to sell.

Risks of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

Price Volatility -- Equity securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks, securities depositories or exchanges than those in the U.S., and foreign controls on investment.

8    Pilgrim High Yield Fund

                                                         PILGRIM HIGH YIELD FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.

Year by Year Total Returns (%)(1)

    1991   1992   1993    1994    1995   1996    1997   1998   1999    2000
    ----   ----   ----    ----    ----   ----    ----   ----   ----    ----
                                                                      -20.96

Best and worst quarterly performance during this period:

2nd quarter 2000: down 0.35%

4th quarter 2000: down 12.31%

The Fund's year-to-date total return as of June 30, 2001 was up 0.10%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman High Yield Bond Index.

Average Annual Total Returns
                                               Lehman
                                                High
                                               Yield
                                                Bond
                                Class Q       Index(2)
                                -------       --------
One year, ended
December 31, 2000      %        -20.96         -5.86

Since inception(3)     %        -14.57         -3.82

----------
(1)  These figures are for the year ended December 31 of each year.
(2) The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities that are similar, but not identical, to those in the Fund's portfolio.
(3)  Class Q shares commenced operations on June 17, 1999.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    Pilgrim High Yield Fund    9

------
Income
Funds
------

                                                    Adviser
PILGRIM HIGH YIELD FUND II                          ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks a high level of current income and capital growth.

INVESTMENT STRATEGY [GRAPHIC]

Under normal conditions, the Fund invests at least 65% of its total assets in high yield, lower rated debt securities, which are commonly referred to as "junk bonds," and convertible securities rated below investment grade (i.e., lower than the four highest rating catergories) by a nationally recognized statistical rating agency, or of comparable quality if unrated. There is no limit on either the portfolio maturity or the acceptable rating of securities bought by the Fund. Securities may bear rates that are fixed, variable or floating. The Fund may invest up to 35% of its total assets in equity securities of U.S. and foreign companies, including securities of companies in emerging markets. In selecting equity securities, the portfolio managers use a "bottom-up" analysis that focuses on individual companies and assesses the company's valuation, financial condition, management, competitiveness, and other factors.

The Fund is not restricted to investments in companies of any particular size, but currently intends to invest principally in companies with market capitalization above $100 million at the time of purchase. The Fund may also use options, futures contracts and interest rate and currency swaps as hedging techniques or to help seek the Fund's investment objective.

Differences between the Fund and High Yield Fund -- While both Funds invest primarily in high yield securities, the High Yield Fund normally emphasizes bonds with stronger credit ratings in the high yield bond universe. Thus, of the two Funds, High Yield Fund II normally presents the potential for higher income, but with potentially higher credit risk and volatility.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund may be subject to more credit risk than other income mutual funds because it invests in high yield (or "junk bond") debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns.

Changes in Interest Rates -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long term maturities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Prepayment Risk -- the Fund may invest in mortgage-related securities, which can be paid off early if the owners of the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

Inability to Sell Securities -- high yield securities may be less liquid than higher quality investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. A security in the lowest rating categories, that is unrated, or whose credit rating has been lowered may be particularly difficult to sell. Valuing less liquid securities involves greater exercise of judgment and may be more subjective than valuing securities using market quotes.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Risk of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

Price Volatility -- equity securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer.

10   Pilgrim High Yield Fund II

                                                      PILGRIM HIGH YIELD FUND II
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.

Year by Year Total Returns (%)(1)(2)

    1991   1992   1993    1994    1995   1996    1997   1998   1999    2000
    ----   ----   ----    ----    ----   ----    ----   ----   ----    ----
                                                               6.03   -14.96

Best and worst quarterly performance during this period:

4th quarter 1998: up 4.37%

4th quarter 2000: down 13.68%

The Fund's year-to-date total return as of June 30, 2001 was up 1.49%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the First Boston High Yield Index.

Average Annual Total Returns

                                             First
                                             Boston
                                              High
                                             Yield
                               Class Q      Index(3)
                               -------      --------
One year, ended
December 31, 2000     %        -14.96        -5.21

Since inception of
Class Q(4)            %         -4.07        -1.62

----------
(1)  These figures are for the year ended December 31 of each year.
(2)  Prior to May 24, 1999, the Fund was managed by a different adviser.
(3) The First Boston High Yield Index is an unmanaged index that measures the performance of fixed income securities similar, but not identical, to those in the Fund's portfolio.
(4)  Class Q commenced operations on March 27, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Pilgrim High Yield Fund II    11

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund. The table below shows the fees and expenses for Class Q shares of the Pilgrim Funds.

Fees You Pay Directly                                                    Class Q
---------------------                                                    -------

Maximum sales charge on your investment
(as a % of offering price)                                                 none

Maximum deferred sales charge
(as a % of purchase or sales price, whichever is less)                     none

Operating Expenses Paid Each Year by the Funds(1)
(as a % of average net assets)

                                                                Total
                                                                Fund           Waivers
                          Management   Service      Other     Operating          and             Net
Fund                          Fee        Fees     Expenses    Expenses     Reimbursements(2)   Expenses
----                          ---        ----     --------    --------     -----------------   --------
GNMA Income(3)         %     0.52        0.25       0.37        1.14               --            1.14
Strategic Income(3)    %     0.45        0.25       1.21(4)     1.91(4)         (1.06)           0.85(4)
High Yield             %     0.60        0.25       0.31        1.16            (0.09)           1.07
High Yield II(3)       %     0.60        0.25       0.37        1.22            (0.22)           1.00

----------
(1) This table shows the estimated operating expenses for Class Q shares of each Fund as a ratio of expenses to average daily net assets. These estimated expenses, unless otherwise noted, are based on each Fund's actual operating expenses for its most recent complete fiscal year, and fee waivers to which the Adviser has agreed.
(2) ING Pilgrim Investments, LLC has entered into written expense limitation agreements with each Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, LLC within three years. The amount of each Fund's expenses waived or reimbursed during the last fiscal year by ING Pilgrim Investments, LLC is shown under the heading "Waivers and Reimbursements." For each Fund except GNMA Income Fund, the expense limit will continue through at least October 31, 2001. For GNMA Income Fund, the expense limit will continue through at least July 26, 2002. The expense limitations are contractual and shall renew automatically for one-year terms unless the Adviser provides written notice of the termination of the expense limitation at least 30 days prior to the end of the term or upon termination of the Investment Management Agreement.
(3) Effective February 23, 2001 and March 23, 2001, certain funds merged with GNMA Income, Strategic Income and High Yield II Funds. It is expected that as a result of the mergers, operating expenses will be lower than the operating expenses prior to the mergers.
(4) Excludes one-time merger fees of 0.15% incurred in connection with the merger of other investment companies into Pilgrim Strategic Income Fund.

12   What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

Examples

The examples that follow are intended to help you compare the cost of investing in the Pilgrim Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

Class Q

Fund                         1 year     3 years     5 years     10 years
----                         ------     -------     -------     --------
GNMA Income           $       116         362          628        1,386
Strategic Income      $       194         600        1,032        2,233
High Yield            $       118         368          638        1,409
High Yield II         $       124         387          670        1,477


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    What You Pay to Invest    13

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

Purchase of Shares

Class Q Shares are offered at net asset value without a sales charge to qualified retirement plans, financial and other institutions and "wrap accounts." The minimum initial investment is $250,000, and the minimum subsequent investment is $10,000. The Distributor may waive these minimums from time to time. Certain Funds also offer Class A, B, C, M and T shares, which have different sales charges and other expenses that may affect their performance. You can obtain more information about these other share classes by calling (800) 992-0180.

The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S.
bank) will not be accepted. ING Pilgrim reserves the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $250,000.

If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.

All other purchasers may purchase shares by the methods outlined in the table on the right.

Distribution and Shareholder Service Fees

To pay for the cost of servicing your shareholder account, each Fund has adopted a Rule 12b-1 plan for Class Q shares which requires fees to be paid out of the assets of the class. Each Fund pays a service fee at an annual rate of 0.25% of the average daily net assets of the Class Q shares of the Fund.

Retirement Plans

You may invest in each Fund through various retirement plans, including IRAs, Simplified Employee Plan (SEP) IRAs, Roth IRAs, 403(b) plans, 457 plans, and all qualified retirement plans. For further information about any of the plans, agreements, applications and annual fees, contact the Distributor, your financial consultant or plan sponsor. To determine which retirement plan is appropriate for you, consult your tax adviser. For further information, contact the Shareholder Servicing Agent at (800) 992-0180.

                                 Initial                       Additional
    Method                      Investment                     Investment
    ------                      ----------                     ----------
By Contacting             A financial consultant          Visit or consult a
Your Financial            with an authorized              financial consultant.
Consultant                firm can help you
                          establish and maintain
                          your account.

By Mail                   Visit or speak with a           Fill out the Account
                          financial consultant.           Additions form
                          Make your check                 included on the
                          payable to the                  bottom of your
                          Pilgrim Funds and               account statement
                          mail it, along with a           along with your
                          completed                       check payable to the
                          Application. Please             Fund and mail them
                          indicate your                   to the address on the
                          investment                      account statement.
                          professional on the             Remember to write
                          New Account                     your account number
                          Application.                    on the check.

By Wire                   Call the ING Pilgrim
                          Operations Department
                          at (800) 336-3436 to
                          obtain an account number
                          and indicate your
                          investment professional
                          on the account.

                          Instruct your bank to
                          wire funds to the
                          Fund in the care of:

                          State Street
                          Bank and Trust
                          Kansas City
                          ABA #101003621
                          Kansas City, MO
                          credit to: ______________
                          (the Fund)
                          A/C #751-8315; for
                          further credit
                          to: _____________________
                          Shareholder
                          A/C #____________________
                          (A/C # you received over
                          the telephone)
                          Shareholder Name:
                          ___________________________
                          (Your Name Here)

                          After wiring funds
                          you must complete
                          the Account Application
                          and send it to:

                          Pilgrim Funds
                          P.O. Box 219368
                          Kansas City, MO
                          64121-6368

14   Shareholder Guide

HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

If you are a participant in a qualified retirement plan, you should make redemptions through your plan administrator or sponsor, who is responsible for transmitting orders.

All other shareholders may redeem shares by the methods outlined in the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

Systematic Withdrawal Plan

You may elect to make periodic withdrawals from your account on a regular basis.

*    Your account must have a current value of at least $250,000.

*    Minimum withdrawal amount is $1,000.

*    You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact the Shareholder Servicing Agent, see the Account Application or the SAI.

Payments

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the U.S. Securities and Exchange Commission. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

     Method                                Procedures
     ------                                ----------
By Contacting Your      You may redeem by contacting your financial consultant
Financial Consultant    who may charge for their services in connection with
                        your redemption request, but neither the Fund nor the Distributor imposes any such charge.

By Mail Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

                        Pilgrim Funds
                        P.O. Box 219368
                        Kansas City, MO 64121-6368

                        If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.

By Telephone --         You may redeem shares by telephone on all accounts other
Expedited Redemption    than retirement accounts, unless you check the box on
                        the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call the Shareholder Servicing Agent at
                        (800) 992-0180.

                        Receiving Proceeds By Check:

                        You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with Pilgrim Funds for at least 30 days.

                        Receiving Proceeds By Wire:

                        You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                         Shareholder Guide    15

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

Net Asset Value

The net asset value ("NAV") per share for Class Q shares of each Fund is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of Class Q shares of each Fund is calculated by taking the value of the Fund's assets attributable to Class Q shares, subtracting the Fund's liabilities attributable to Class Q shares, and dividing by the number of Class Q shares that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the net asset value of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors or Trustees, although the actual calculations will be made by persons acting under the supervision of the Board. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

Price of Shares

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

Execution of Requests

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

Telephone Orders

The Pilgrim Funds and their transfer agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their transfer agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their transfer agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Exchanges

You may exchange Class Q shares for Class Q shares of any other Pilgrim Fund that offers Class Q shares. The total value of shares being exchanged must at least equal the minimum investment requirement for Class Q shares of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a trading vehicle. The Adviser may prohibit excessive exchanges (more than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. You should review the Prospectus of the Pilgrim Fund you intend to exchange into before exchanging your shares.

If you exchange into Pilgrim Senior Income Fund, your ability to sell or liquidate your investment will be limited. Pilgrim Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's share will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make quarterly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one quarter. You also would not have liquidity between these quarterly repurchase dates. Investors exercising the exchange privilege with Pilgrim Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the

16    Shareholder Guide

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

Pilgrim Senior Income Fund prospectus or any other Pilgrim Fund prospectus by calling (800) 992-0180.

You will automatically have the ability to request an exchange by calling the Shareholder Service Agent unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege.

Systematic Exchange Privilege

You may elect to have a specified dollar amount of Class Q shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in Class Q shares of any other open-end Pilgrim Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

Small Accounts (Non-Retirement Only)

If you draw down a non-retirement account so that its total value is less than the Fund minimum, you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Your account will not be closed if its drop in value is due to Fund performance.

Account Access

Unless your Pilgrim shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.pilgrimfunds.com, or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Service Representative you may call the toll-free number listed above and select Option 2.

Privacy Policy

You may review the Funds' policy concerning investor privacy over the Internet at www.pilgrimfunds.com, or you may obtain a copy of the policy by calling (800) 992-0180 and selecting Option 1.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                         Shareholder Guide    17

MANAGEMENT OF THE FUNDS                                                  ADVISER
--------------------------------------------------------------------------------

ING Pilgrim Investments, LLC ("ING Pilgrim" or "ING Pilgrim Investments") serves as the investment adviser to each of the Funds. ING Pilgrim has overall responsibility for the management of the Funds. ING Pilgrim provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

Organized in December 1994, ING Pilgrim is registered as an investment adviser. ING Pilgrim is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

As of June 30, 2001, ING Pilgrim managed over $18.4 billion in assets.

ING Pilgrim's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Pilgrim receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

Fund                   Management Fee
----                   --------------
GNMA Income                 0.52
Strategic Income            0.45
High Yield                  0.60
High Yield II               0.60

ING Pilgrim Directly Manages the Portfolios of the Following Funds:

GNMA Income Fund

The following individuals share responsibility for the day-to-day management of the GNMA Income Fund:

Denis P. Jamison, Senior Vice President and Senior Portfolio Manager of ING Pilgrim, has served as Senior Portfolio Manager of GNMA Income Fund since July 1981. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

Roseann G. McCarthy, Assistant Vice President of ING Pilgrim since July 2000 has served as co-manager of GNMA Income Fund since November 1997. Prior to July 2000, she was an Assistant Vice President at Lexington Management Corporation (which was acquired by ING Pilgrim's parent company in July 2000). Prior to joining the Lexington Fixed-Income Department in 1997, she was Mutual Fund Marketing and Research Coordinator. Prior to 1995, Ms. McCarthy was Fund Statistician and a Shareholder Service Representative for the Lexington Funds.

Strategic Income Fund

The following individuals share responsibility for the day-to-day management of the Strategic Income Fund:

Robert K. Kinsey, Vice President of ING Pilgrim, has served as a Portfolio Manager of Strategic Income Fund since May 24, 1999. Mr. Kinsey manages Strategic Income Fund's assets that are invested in assets other than high yield debt securities. Prior to joining ING Pilgrim, Mr. Kinsey was a Vice President and Fixed Income Portfolio Manager for Federated Investors from January 1995 to March 1999. From July 1992 to January 1995, Mr. Kinsey was a Principal and Portfolio Manager for Harris Investment Management.

Edwin Schriver, Senior Vice President of ING Pilgrim, has served as a Senior Portfolio Manager of the portfolio management team that manages the high yield portion of the Strategic Income Fund's assets since October 2000. Prior to joining ING Pilgrim, Mr. Schriver was a Senior High Yield Analyst for Dreyfus Corporation since 1998. From 1996 to 1997, Mr. Schriver was the President of Crescent City Research, an investment research and software firm. Prior to 1996, Mr. Schriver was President of an SEC registered investment adviser and held various senior portfolio management positions.

High Yield Fund and High Yield Fund II

The following individuals share responsibility for the day-to-day management of the High Yield and High Yield II Funds:

Edwin Schriver, whose background is described above, has served as Senior Portfolio Manager of the portfolio management team that manages High Yield Fund and High Yield Fund II since October 2000.

Andy Mitchell, Vice President of ING Pilgrim, has served as Co-Portfolio Manager of the portfolio management team that manages High Yield Fund and High Yield Fund II since October 2000. Prior to joining ING Pilgrim in July 2000, Mr. Mitchell was a Senior Credit Analyst with Katonah Capital since March 2000.
From March 1998 to March 2000, Mr. Mitchell was a Vice President and Senior
High Yield Analyst at Merrill Lynch Asset Management. From March 1994 to March 1998, Mr. Mitchell was Assistant Vice President and Senior High Yield Analyst at Schroder Capital Management.

Russ Stiver, Vice President of ING Pilgrim, has served as Co-Portfolio Manager of the portfolio management team that manages High Yield Fund and High Yield Fund II since October 2000. Prior to joining ING Pilgrim in May 2000, Mr. Stiver was Portfolio Manager (1996-2000) and Acting V.P. at Manulife Financial (1999-2000). From 1994 to 1996, Mr. Stiver analyzed investment grade, high yield and emerging market sovereign debt securities for Toronto-Dominion Bank.

18    Management of the Funds

DIVIDENDS/TAXES                               DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Dividends

The Funds generally distribute most or all of their net earnings in the form of dividends. Each Fund pays dividends, if any, monthly. Dividends are normally expected to consist primarily of ordinary income. Each Fund distributes capital gains, if any, annually.

Dividend Reinvestment

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class Q shares of a Fund invested in another Pilgrim Fund which offers Class Q shares.

Taxes

The following information is meant as a general summary for U.S. shareholders. Please see the Statement of Additional Information ("SAI") for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                        Dividends, Distributions and Taxes    19

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this prospectus and in the SAI are discretionary, which means that the adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the adviser of any Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

Investments in Foreign Securities (All Funds except GNMA Income Fund). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure of securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

Emerging Markets Investments (High Yield Fund II). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete financial systems; environmental problems; less well developed legal systems; and less reliable custodial services and settlement practices.

Inability to Sell Securities (All Funds except GNMA Income Fund). Some securities usually trade in lower volume and may be less liquid than securities of large, established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

High Yield Securities (All Funds except GNMA Income Fund). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

20    More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

Corporate Debt Securities (All Funds except GNMA Income Fund). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

U.S. Government Securities (All Funds). Some U.S. Government agency securities may be subject to varying degrees of credit risk, particularly those that are not backed by the full faith and credit of the United States Government. All U.S. Government securities may be subject to price declines in the securities due to changing interest rates.

Convertible Securities (All Funds except GNMA Income Fund). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

Other Investment Companies (Strategic Income Fund). The Fund may invest up to 10% of its assets in other investment companies. When a Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Mortgage-Related Securities (All Funds). Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

Interests in Loans (All Funds except GNMA Income Fund). Certain Funds may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

Derivatives (All Funds except GNMA Income Fund). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             More Information About Risks     21

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Some of the Funds do not invest in these types of derivatives, and some do, so please check the description of the Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

Portfolio Turnover. Each Fund (except GNMA Income Fund) is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund

OTHER RISKS

Restricted and Illiquid Securities. Each Fund may invest in restricted and illiquid securities. If a security is illiquid, the Fund might be unable to sell the security at a time when the adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Temporary Defensive Strategies. When the Adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

Repurchase Agreements. Each Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

Lending Portfolio Securities. In order to generate additional income, certain Funds may lend portfolio securities in an amount up to 33 1|M/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

Borrowing. Certain Funds may borrow for certain types of temporary or emergency purposes subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Reverse Repurchase Agreements and Dollar Rolls. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same security at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

Short Sales (Strategic Income Fund). The Fund may make short sales. A "short sale" is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

Pairing Off Transactions. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund "pairs-off" the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

Percentage and Rating Limitations. Unless otherwise stated, the percentage limitations in this prospectus apply at the time of investment.

22    More Information About Risks

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent auditors, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Financial Highlights    23

PILGRIM GNMA INCOME FUND                                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants.

                                                             February 26,
                                                              2001(1) to
                                                               March 31,
                                                                 2001
                                                                 ----
Per Share Operating Performance:
Net asset value, beginning of period                $            8.51
Income from investment operations:
Net investment income                               $            0.04
Net realized and unrealized gain on investments     $            0.08
Total from investment operations                    $            0.12
Net asset value, end of period                      $            8.63
Total Return(2):                                    %            1.41

Ratios/Supplemental Data:
Net assets, end of period (000's)                   $             476
Ratios to average net assets:
Expenses(3)                                         %            1.14
Net investment income(3)                            %            5.42
Portfolio turnover                                  %              33

----------
(1)  Commencement of offering shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.

24    Pilgrim GNMA Income Fund

FINANCIAL HIGHLIGHTS                               PILGRIM STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

For the nine months ended March 31, 2001, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors.

                                                           Nine Months       Year       Three Months      July 27
                                                              Ended          Ended         Ended        1998(1) to
                                                            March 31,      June 30,       June 30,       March 31,
                                                             2001(6)         2000          1999(2)         1999
                                                             -------         ----          -------         ----
Per Share Operating Performance:
Net asset value, beginning of period                 $        11.45          11.99          12.26          12.43
Income from investment operations:
Net investment income                                $         0.50           0.94           0.25           0.48
Net realized and unrealized loss on investments      $        (0.17)         (0.54)         (0.38)         (0.04)
Total from investment operations                     $         0.33           0.40          (0.13)          0.44
Less distributions from:
Net investment income                                $         0.60           0.94           0.14           0.50
Net realized gains on investments                    $           --             --             --           0.11
Total distributions                                  $         0.60           0.94           0.14           0.61
Net asset value, end of period                       $        11.18          11.45          11.99          12.26
Total Return(3):                                     %         3.00           3.55           1.16           5.78

Ratios/Supplemental Data:
Net assets, end of period (000's)                    $          236            228            171            314
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)       %         1.00           0.86           0.71           0.69
Gross expenses prior to expense reimbursement(4)     %         2.06           2.54           1.37           1.74
Net investment income (loss) after expense
 reimbursement(4)(5)                                 %         7.17           7.79           6.07           6.03
Portfolio turnover rate                              %          132            168             69            274

----------
(1)  The Fund commenced operations on July 27, 1998.
(2) Effective May 24, 1999, ING Pilgrim Investments, LLC, became the Adviser of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Adviser has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(6)  The Fund changed its fiscal year end to March 31.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            Pilgrim Strategic Income Fund     25

PILGRIM HIGH YIELD FUND                                     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the nine months ended March 31, 2001, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors.

                                                                         Nine Months     Year       From June 17
                                                                            Ended        Ended      1999(1) thru
                                                                          March 31,     June 30,      June 30,
                                                                          2001(5)(6)      2000          1999
                                                                          ----------      ----          ----
Per Share Operating Performance:
Net asset value, beginning of period                               $          5.60          5.93        5.91
Income (loss) from investment operations:
Net investment income                                              $          0.11          0.60        0.02
Net realized and unrealized gain (loss) on investments             $         (1.39)        (0.33)         --
Total from investment operations                                   $         (1.28)        (0.27)       0.02
Less distributions from:
Net investment income                                              $          0.43          0.60          --
Total distributions                                                $          0.43          0.60          --
Net asset value, end of period                                     $          3.89          5.60        5.93
Total Return(2):                                                   %        (23.11)        (5.29)       0.34

Ratios/Supplemental Data:
Net assets, end of period (000's)                                  $            --            --          --
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)                     %          1.07          1.05          --
Gross expenses prior to expense reimbursement(3)                   %          1.16          1.17          --
Net investment income (loss) after expense reimbursement(3)(4)     %         10.61         10.41          --
Portfolio turnover rate                                            %           100            89         184

----------
(1)  Commencement of offering shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Adviser has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(5)  The Fund changed its fiscal year end to March 31.
(6) Per share calculations for the period were based on average shares outstanding.

26   Pilgrim High Yield Fund

FINANCIAL
HIGHLIGHTS                                            PILGRIM HIGH YIELD FUND II
--------------------------------------------------------------------------------

For the nine months ended March 31, 2001, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors.

                                                        Nine Months     Year     Three Months      Year     March 27,
                                                           Ended        Ended        Ended        Ended     1998(1) to
                                                         March 31,    June 30,     June 30,     March 31,   March 31,
                                                          2001(6)       2000       1999(2)        1999        1998
                                                          -------       ----       -------        ----        ----
Per Share Operating Performance:
Net asset value, beginning of period                $      10.82       11.59        11.68         12.72       12.70
Income (loss) from investment operations:
Net investment income                               $       0.83        1.20         0.30          1.16        0.01
Net realized and unrealized gains (loss) on
securities and foreign currency                     $      (2.07)      (0.76)       (0.11)        (1.01)       0.01
Total from investment operations                    $      (1.24)       0.44         0.19          0.15        0.02
Less distributions from:
Net investment income                               $       0.87        1.21         0.28          1.19          --
Total distributions                                 $       0.87        1.21         0.28          1.19          --
Net asset value, end of period                      $       8.71       10.82        11.59         11.68       12.72
Total Return(3):                                    %     (11.80)       4.04         1.63          1.40        0.16

Ratios/Supplemental Data:
Net assets, end of period (000's)                   $      3,041       6,882        3,229         6,502         567
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)      %       1.00        1.08         0.90          0.87        0.97
Gross expenses prior to expense reimbursement(4)    %       1.22        1.27         1.17          1.28        0.97
Net investment income after expense
reimbursement(4)(5)                                 %      11.28       10.73         9.88         10.01        7.53
Portfolio turnover rate                             %        113         113           44           242         484

----------
(1)  The Fund commenced operations on March 27, 1998.
(2) Effective May 24, 1999, ING Pilgrim Investments, LLC, became the Adviser of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year
(5) The Adviser has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses
(6)  The Fund changed its fiscal year end to March 31.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 Pilgrim High Yield Fund II   27

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE PILGRIM FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the auditors' reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Pilgrim Funds. The SAI is legally part of this prospectus (it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange Commission (SEC).

Please write or call for a free copy of the current Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE PILGRIM FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034
1-800-992-0180

Or visit our website at www.pilgrimfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers are as follows:

Pilgrim Investment Funds, Inc.               811-1939
    Pilgrim High Yield Fund

Pilgrim Mutual Funds                         811-7428
    Pilgrim Strategic Income Fund
    Pilgrim High Yield Fund II

Pilgrim GNMA Income Fund Inc.                811-2401


[LOGO] ING PILGRIM                                         QINCPROS080101-080101